Exhibit 99.2

SECOND QUARTER 2014

SUPPLEMENTAL DATA

JUNE 30, 2014

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2014 that will be released on Form 10-Q to be filed on or before August 11, 2014.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-21

Selected Financial Data	22-25
Debt Summary Schedule	26-28
Summary of Ground Lease Arrangements	29

Debt and Preferred Equity Investments	30-32

Selected Property Data
Composition of Property Portfolio	33-36
Largest Tenants	37
Tenant Diversification	38
Leasing Activity Summary	39-42
Annual Lease Expirations	43-44

Summary of Real Estate Acquisition/Disposition Activity	45-48
Corporate Information	49
Analyst Coverage	50
Supplemental Definitions	51

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

SECOND QUARTER 2014 HIGHLIGHTS UNAUDITED

Summary

New York, NY, July 23, 2014 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, for the quarter ended June 30, 2014 of $160.9 million, or $1.62 per share, after giving consideration to transaction costs of $1.7 million, or $0.02 per share, as compared to FFO for the same quarter of 2013 of $120.5 million, or $1.27 per share, after giving consideration to transaction costs of $1.7 million, or $0.02 per share, and non-recurring charges related to the redemption of the Series C Cumulative Redeemable Preferred Stock of $12.2 million, or $0.13 per share.

Net income attributable to common stockholders for the quarter ended June 30, 2014 totaled $235.5 million, or $2.46 per share, inclusive of $117.8 million, or $1.18 per share, of gains recognized from the sale of 673 First Avenue and a purchase price fair value adjustment of $71.4 million, or $0.72 per share, related to the acquisition of the Company’s joint venture partner’s interest in 388-390 Greenwich Street, compared to net income attributable to common stockholders of $8.3 million, or $0.09 per share, for the same quarter in 2013.

All per share amounts in this press release are presented on a diluted basis.

Operating and Leasing Activity

For the second quarter of 2014, the Company reported consolidated revenues and operating income of $387.2 million and $237.3 million, respectively, compared to $353.9 million and $198.7 million, respectively, for the same period in 2013.

Same-store cash NOI on a combined basis increased by 3.5 percent to $170.8 million and by 2.0 percent to $331.5 million for the three and six months ended June 30, 2014, respectively, as compared to the same periods in 2013.  For the quarter, consolidated property same-store cash NOI increased by 1.4 percent to $152.9 million and unconsolidated joint venture property same-store cash NOI increased 25.4 percent to $18.0 million.  For the first six months, consolidated property same-store cash NOI decreased by 0.2 percent to $296.8 million and unconsolidated joint venture property same-store cash NOI increased 24.8 percent to $34.7 million.

During the second quarter, the Company signed 64 office leases in its Manhattan portfolio totaling 272,645 square feet.  Twenty-seven leases comprising 106,892 square feet represented office leases that replaced previous vacancy. Thirty-seven leases comprising 165,753 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $63.16 per rentable square foot, representing a 10.5 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the second quarter was 6.6 years and average tenant concessions were 2.8 months of free rent with a tenant improvement allowance of $37.36 per rentable square foot.

During the first six months of 2014, the Company has signed 139 office leases in its Manhattan portfolio totaling 820,707 square feet.  Forty-eight leases comprising 267,506 square feet

SECOND QUARTER 2014 HIGHLIGHTS UNAUDITED

represented office leases that replaced previous vacancy. Ninety-one leases comprising 553,201 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $62.23 per rentable square foot, representing a 13.7 percent increase over the previously fully escalated rents on the same office spaces.

Manhattan same-store occupancy was 94.9 percent as of June 30, 2014, inclusive of 275,657 square feet of leases signed but not yet commenced as compared to 94.9 percent at March 31, 2014 and 94.2 percent at June 30, 2013.

During the second quarter, the Company signed 34 office leases in the Suburban portfolio totaling 163,777 square feet.  Eighteen leases comprising 121,045 square feet represented office leases that replaced previous vacancy. Sixteen leases comprising the remaining 42,732 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $31.39 per rentable square foot, representing a 3.2 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the second quarter was 8.3 years and average tenant concessions were 6.4 months of free rent with a tenant improvement allowance of $33.45 per rentable square foot.

During the first six months of 2014, the Company has signed 67 office leases in its Suburban portfolio totaling 322,911 square feet.  Thirty-four leases comprising 192,175 square feet represented office leases that replaced previous vacancy. Thirty-three leases comprising 130,736 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $32.04 per rentable square foot, representing a 1.6 percent increase over the previously fully escalated rents on the same office spaces.

Same-store occupancy for the Company’s Suburban portfolio increased to 82.8 percent at June 30, 2014, inclusive of 98,370 square feet of leases signed but not yet commenced, as compared to 81.2 percent at March 31, 2014 and 79.3 percent at June 30, 2013.

Significant leases that were signed during the second quarter included:

•                  New lease on 39,200 square feet with Sony Entertainment for 10.8 years at The Meadows, Rutherford, New Jersey;

•                  New lease on 20,966 square feet with TPR Education for 10.4 years at 110 East 42nd Street;

•                  Renewal and expansion on 17,922 square feet with Curex Group Holdings, LLC for 5 years at 120 West 45th Street;

•                  Early renewal on 17,901 square feet with SLR Acquisitions, Corp at 110 East 42nd Street bringing the remaining weighted average lease term to 4.3 years; and

SECOND QUARTER 2014 HIGHLIGHTS UNAUDITED

•                  New lease on 16,315 square feet with Titan Advisors, LLC for 8.8 years at 750 Washington Boulevard, Stamford, Connecticut.

Marketing, general and administrative, or MG&A, expenses for the quarter ended June 30, 2014 were $23.9 million, or 5.4 percent of total revenues and an annualized 50 basis points of total assets including the Company’s share of joint venture revenues and assets.

Real Estate Investment Activity

In May, the Company closed on the acquisition of Ivanhoe Cambridge’s stake in 388-390 Greenwich Street for a gross valuation of $1.585 billion, thereby assuming full ownership of the 2.6 million square foot property located in Tribeca, which is triple-net leased to an affiliate of Citigroup Inc. through 2035.

In July, the Company entered into an agreement to sell the leased fee interest in 2 Herald Square for $365.0 million.  The sale of the leased fee interest, which is improved with an existing 11-story 365,000 square foot commercial office building, is expected to close during the fourth quarter of 2014, subject to the satisfaction of customary closing conditions.

In July, the Company, together with its partner, reached an agreement to sell all their interests, including their fee position and retail condominium unit, in the mixed-use college dormitory/retail asset at 180 Broadway for a gross sales price of $222.5 million.  This transaction is expected to close during the third quarter of 2014, subject to the satisfaction of customary closing conditions.

Today, the Company closed on the sale of its development properties at 985-987 Third Avenue for $68.7 million.  The sale is being made in conjunction with the pending sale of the adjacent parcel, which the Company does not own.  The total amount paid for the combined development site, plus development rights, was $100.0 million.

In May, the Company closed on the sale of its leasehold interest in 673 First Avenue for $145.0 million, reflecting a capitalization rate based on in-place net operating income of 4.7 percent, and recognized a gain on sale of $117.8 million.

In May, the Company closed on the sale of its joint venture interest in a 10,000 square foot property located at 747 Madison Avenue for a gross sales price of $160.0 million, recognizing a promote of $10.3 million and  a deferred gain on sale of $13.1 million.

In July, the Company, together with its joint venture partner, closed on the acquisition of 719 Seventh Avenue for $41.1 million.  The site can accommodate a building up to 28,114 square feet in addition to highly coveted LED signage towers, akin to those the Company has constructed at 1551-1555 Broadway, 1515 Broadway and most recently at 1552-1560 Broadway. The Company intends to demolish the building in due course in order to take full advantage of the development rights.

In July, the Company closed on the acquisition of a 5,218 square foot prime retail condominium at 115 Spring Street, located along one of SoHo’s most popular shopping corridors, for $52.0 million, expanding the Company’s SoHo presence, which

SECOND QUARTER 2014 HIGHLIGHTS UNAUDITED

includes retail assets at 131-137 Spring Street, a participating preferred investment at 530-536 Broadway and a contract to purchase the retail condominium at 121 Greene Street.

In April, the Company entered into a contract to acquire the fee interest at 635 Madison Avenue for $145.0 million.  The property is encumbered by a ground lease through April 2030 with one twenty-one year renewal extension option.  The improvements of the fee interest include a 19-story 176,530-square-foot office tower.  The transaction is expected to be completed during the third quarter of 2014, subject to the satisfaction of customary closing conditions.

Debt and Preferred Equity Investment Activity

The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.5 billion at June 30, 2014.  During the second quarter, the Company originated and retained or acquired new debt and preferred equity investments totaling $219.3 million, at a weighted average current yield of 9.1 percent, and recorded $81.9 million of principal reductions from investments that were sold or repaid.  As of June 30, 2014, the debt and preferred equity investment portfolio had a weighted average maturity of 1.8 years, excluding any extension options, and had a weighted average yield during the second quarter of 10.6 percent.

Financing and Capital Activity

In May, the Company closed on a $1.45 billion mortgage refinancing of 388-390 Greenwich Street.  The new loan, which bears interest at 175 basis points over LIBOR, has an initial 4-year term and three, 1-year as-of-right extension options, and replaces the former $1.138 billion financing. The Company has swapped $504.0 million of the mortgage to fixed rate.  A portion of the net proceeds from the refinancing were used to close on the purchase of Ivanhoe Cambridge’s interest, which occurred simultaneously with the closing of the new financing.

In April, the Company and its joint venture partner closed on a $275.0 million refinancing of 724 Fifth Avenue, resulting in proceeds in excess of our original basis in the building.  The new loan matures in April 2017 with two one-year extension options and bears interest at a blended rate of 242 basis points over LIBOR.

Dividends

During the second quarter of 2014, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.50 per share of common stock, which was paid on July 15, 2014 to stockholders of record on the close of business on June 30, 2014; and

•                  $0.40625 per share on the Company’s 6.50% Series I Cumulative Redeemable Preferred Stock for the period April 15, 2014 through and including July 14, 2014, which was paid on July 15, 2014 to stockholders of record on the close of business on June 30, 2014, and reflects the regular quarterly dividend which is the equivalent of an annualized dividend of $1.625 per share.

SL Green Realty Corp. Key Financial Data June 30, 2014 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2014		3/31/2014		12/31/2013		9/30/2013		6/30/2013

Earnings Per Share
Net income available to common stockholders - diluted	$2.46		$1.53		$0.39		$0.40		$0.09
Funds from operations available to common stockholders - diluted	$1.62		$1.52		$1.38		$1.34		$1.27
Funds available for distribution to common stockholders - diluted	$1.09		$1.18		$0.63		$1.09		$0.91

Common Share Price & Dividends
At the end of the period	$109.41		$100.62		$92.38		$88.84		$88.19
High during period	$112.79		$100.62		$98.15		$95.61		$94.21
Low during period	$107.89		$90.96		$87.63		$85.40		$84.36
Common dividends per share	$0.50		$0.50		$0.50		$0.33		$0.33

FFO payout ratio (trailing 12 months)	31.2%		30.1%		28.9%		26.9%		26.4%
Reported FAD payout ratio (trailing 12 months)	45.7%		43.5%		40.7%		35.0%		35.5%
Recurring FAD payout ratio (trailing 12 months)	41.5%		40.3%		38.7%		34.9%		35.4%

Common Shares & Units
Common shares outstanding	95,587		95,318		94,993		92,214		91,813
Units outstanding	3,500		3,000		2,902		2,792		2,794
Total common shares and units outstanding	99,087		98,318		97,895		95,006		94,607

Weighted average common shares and units outstanding - basic	98,970		98,196		96,831		94,780		94,312
Weighted average common shares and units outstanding - diluted	99,484		98,716		97,148		95,016		94,536

Market Capitalization
Market value of common equity	$10,841,109		$9,892,757		$9,043,540		$8,440,333		$8,343,391
Liquidation value of preferred equity/units	279,550		279,550		279,550		279,550		279,550
Consolidated debt	8,357,632		7,195,419		6,919,908		6,819,627		6,721,936
Consolidated market capitalization	$19,478,291		$17,367,726		$16,242,998		$15,539,510		$15,344,877
SLG portion of JV debt	1,412,618		1,916,123		2,134,677		2,151,395		2,145,321
Combined market capitalization	$20,890,909		$19,283,849		$18,377,675		$17,690,905		$17,490,198

Consolidated debt to market capitalization	42.9%		41.4%		42.7%		44.0%		43.9%
Combined debt to market capitalization	46.8%		47.2%		49.4%		50.8%		50.8%

Consolidated debt service coverage	2.69	x	2.66	x	2.49	x	2.43	x	2.49	x
Consolidated fixed charge coverage	2.39	x	2.34	x	2.19	x	2.13	x	2.13	x
Combined fixed charge coverage	2.15	x	2.08	x	1.94	x	1.91	x	1.92	x

Supplemental Information	Second Quarter 2014

SL Green Realty Corp. Key Financial Data June 30, 2014 (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2014		3/31/2014		12/31/2013		9/30/2013		6/30/2013

Selected Balance Sheet Data
Real estate assets before depreciation	$13,952,995		$12,341,269		$12,333,780		$11,713,705		$11,663,263
Investments in unconsolidated joint ventures	$971,926		$1,061,704		$1,113,218		$1,109,815		$1,085,793
Debt and preferred equity investments	$1,547,808		$1,493,725		$1,304,839		$1,315,551		$1,227,421
Cash and cash equivalents	$308,103		$447,162		$206,692		$209,098		$198,969
Investment in marketable securities	$39,912		$32,130		$32,049		$32,863		$26,266

Total assets	$16,717,736		$15,363,289		$14,959,001		$14,581,167		$14,407,007

Fixed rate & hedged debt	$5,905,031		$5,593,899		$5,599,959		$5,606,449		$5,806,183
Variable rate debt	2,261,351		1,601,520		1,319,949		1,213,178		915,753
Total consolidated debt	$8,166,382		$7,195,419		$6,919,908		$6,819,627		$6,721,936

Total liabilities	$9,016,134		$7,897,297		$7,627,099		$7,514,477		$7,390,318

Fixed rate & hedged debt - including SLG portion of JV debt	$6,489,898		$6,683,185		$6,863,469		$6,870,840		$7,071,214
Variable rate debt - including SLG portion of JV debt	3,089,102		2,428,357		2,191,116		2,100,182		1,796,043
Total combined debt	$9,579,000		$9,111,542		$9,054,585		$8,971,022		$8,867,257

Selected Operating Data
Property operating revenues	$324,763		$306,906		$310,027		$298,452		$301,490
Property operating expenses	(131,982)		(136,830)		(137,750)		(138,844)		(128,290)
Property operating NOI	$192,781		$170,076		$172,277		$159,608		$173,200
NOI from discontinued operations	7,106	(1)	7,351		6,840		8,461		11,955
Total property operating NOI - consolidated	$199,887		$177,427		$179,117		$168,069		$185,155
SLG share of property NOI from JVs	41,508		49,320		50,197		45,918		45,814
Total property operating NOI - combined	$241,395		$226,747		$229,314		$213,987		$230,969
Investment income	39,714		54,084		49,956		44,448		46,731
Other income	22,750		14,580		3,649		9,874		5,723
Gain (loss) on early extinguishment of debt from JVs	(1,787)		(1,595)		—		—		—
Marketing general & administrative expenses	(23,872)		(23,257)		(22,742)		(20,869)		(21,514)
EBITDA - combined	$278,200		$270,559		$260,177		$247,440		$261,909

Consolidated Debt to EBITDA (trailing-12 months)	8.96	x	7.90	x	7.97	x	7.92	x	7.88	x
Combined Debt to EBITDA (trailing-12 months)	8.74	x	8.30	x	8.62	x	8.68	x	8.63	x

(1) Discontinued operations for the quarter ended June 30, 2014 reflects operations from 673 First Avenue and 2 Herald Square

SL Green Realty Corp. Key Financial Data June 30, 2014 (Dollars in Thousands Except Per Share)

Manhattan Properties

	As of or for the three months ended
	6/30/2014		3/31/2014	12/31/2013	9/30/2013	6/30/2013

Selected Operating Data
Property operating revenues	286,600		$270,348	$278,128	$270,938	$280,329
Property operating expenses	108,114		116,877	115,659	120,511	111,701
Property operating NOI	$178,486		$153,471	$162,469	$150,427	$168,628
NOI from discontinued operations	7,145	(1)	7,353	6,838	6,924	8,699
Total property operating NOI - consolidated	$185,631		$160,824	$169,307	$157,351	$177,327

Other income - consolidated	400		$157	$1,340	$443	$478

SLG share of property NOI from unconsolidated JV	34,935		$43,646	$45,400	$41,288	$39,987

Portfolio Statistics
Consolidated office buildings in service	23		23	23	26	27
Unconsolidated office buildings in service	7		10	9	9	9
	30		33	32	35	36

Consolidated office buildings in service - square footage	18,429,045		17,306,045	17,306,045	18,012,945	18,347,945
Unconsolidated office buildings in service - square footage	3,476,115		6,465,415	5,934,434	5,934,434	5,934,434
	21,905,160		23,771,460	23,240,479	23,947,379	24,282,379

Quarter end occupancy- same store - combined office (consolidated + JV)	93.6	%(2)	93.3%	93.5%	93.1%	92.7%

Office Leasing Statistics
Total office leases commenced	34		65	58	47	58

Commenced office square footage filling vacancy	106,953		124,181	278,663	208,460	131,210
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	207,985		368,464	3,049,172	156,532	518,215
Total office square footage commenced	314,938		492,645	3,327,835	364,992	649,425

Average starting cash rent psf - leases commenced	$54.18		$60.15	$47.66	$56.78	$56.39
Previously escalated cash rent psf	$53.90		$54.15	$42.71	$59.78	$53.72
Increase in new cash rent over previously escalated cash rent (3)	0.5%		11.1%	11.6%	-5.0%	5.0%
Average lease term	13.2		5.6	14.4	8.7	6.5
Tenant concession packages psf	$49.47		$27.66	$49.18	$38.15	$23.23
Free rent months	6.0		2.3	6.6	5.2	1.6

(1) Discontinued operations for the quarter ended June 30, 2014 reflects operations from 673 First Avenue and 2 Herald Square

(2) Manhattan same-store occupancy, inclusive of 275,657 square feet of leases signed but not yet commenced, is 94.9% as of June 30, 2014, as compared to 94.9% as of March 31, 2014

(3) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp. Key Financial Data June 30, 2014 (Dollars in Thousands Except Per Share)

Suburban Properties

	As of or for the three months ended
	6/30/2014		3/31/2014	12/31/2013	9/30/2013	6/30/2013

Selected Operating Data
Property operating revenues	$29,732		$28,501	$27,616	$28,917	$26,341
Property operating expenses	16,505		13,836	16,109	15,545	14,721
Property operating NOI	$13,227		$14,665	$11,507	$13,372	$11,620
NOI from discontinued operations	—		—	—	178	29
Total property operating NOI - consolidated	$13,227		$14,665	$11,507	$13,550	$11,649

Other income - consolidated	$546		$1,020	$858	$549	$843

SLG share of property NOI from unconsolidated JV	$1,245		$1,434	$1,422	$1,496	$1,186

Portfolio Statistics
Consolidated office buildings in service	27		27	26	26	27
Unconsolidated office buildings in service	4		4	4	4	4
	31		31	30	30	31

Consolidated office buildings in service - square footage	4,365,400		4,365,400	4,087,400	4,087,400	4,217,400
Unconsolidated office buildings in service - square footage	1,222,100		1,222,100	1,222,100	1,222,100	1,222,100
	5,587,500		5,587,500	5,309,500	5,309,500	5,439,500

Quarter end occupancy- same store - combined office (consolidated + JV)	81.0	%(1)	80.4%	80.0%	78.9%	79.0%

Office Leasing Statistics
Total office leases commenced	22		38	26	35	30

Commenced office square footage filling vacancy	32,865		61,559	107,696	86,487	59,648
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	38,562		91,640	73,631	143,787	151,408
Total office square footage commenced	71,427		153,199	181,327	230,274	211,056

Average starting cash rent psf - leases commenced	$33.96		$30.86	$33.28	$28.09	$30.73
Previously escalated cash rent psf	$33.44		$30.10	$32.79	$28.11	$34.25
Increase in new cash rent over previously escalated cash rent (2)	1.5%		2.5%	1.5%	0.0%	-10.3%
Average lease term	6.5		7.2	7.2	7.1	6.8
Tenant concession packages psf	$26.12		$21.01	$27.51	$24.47	$18.67
Free rent months	3.4		3.4	7.8	5.0	5.6

(1) Suburban same-store occupancy, inclusive of 98,370 square feet of leases signed but not yet commenced, is 82.8% as of June 30, 2014, as compared to 81.2% as of March 31, 2014.

(2) Calculated on space that was occupied within the previous 12 months

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Assets
Commercial real estate properties, at cost:
Land & land interests	$3,466,587	$3,112,013	$3,032,526	$2,868,833	$2,866,048
Buildings & improvements fee interest	8,843,315	7,767,616	7,884,663	7,440,543	7,393,930
Buildings & improvements leasehold	1,390,004	1,375,007	1,366,281	1,353,997	1,352,953
Buildings & improvements under capital lease	27,445	27,445	50,310	50,332	50,332
	13,727,351	12,282,081	12,333,780	11,713,705	11,663,263
Less accumulated depreciation	(1,769,428)	(1,695,568)	(1,646,240)	(1,574,002)	(1,502,694)
	11,957,923	10,586,513	10,687,540	10,139,703	10,160,569
Other real estate investments:
Investment in unconsolidated joint ventures	971,926	1,061,704	1,113,218	1,109,815	1,085,793
Debt and preferred equity investments, net	1,547,808	1,493,725	1,304,839	1,315,551	1,227,421

Assets held for sale, net	339,809	63,925	—	—	207,665
Cash and cash equivalents	308,103	447,162	206,692	209,098	198,969
Restricted cash	157,225	154,492	142,051	356,844	130,483
Investment in marketable securities	39,912	32,130	32,049	32,863	26,266
Tenant and other receivables, net of $20,026 reserve at 6/30/14	51,844	47,296	60,393	57,602	56,728
Related party receivables	8,915	19,947	8,530	7,800	6,845
Deferred rents receivable, net of reserve for tenant credit loss of $27,616 at 6/30/14	354,388	378,980	386,508	374,615	360,954
Deferred costs, net	300,043	261,542	267,058	247,850	246,058
Other assets	679,840	815,873	750,123	729,426	699,256

Total Assets	$16,717,736	$15,363,289	$14,959,001	$14,581,167	$14,407,007

COMPARATIVE BALANCE SHEETS Unaudited (Amounts in Thousands)

	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Liabilities
Mortgages and other loans payable	$5,939,176	$4,971,022	$4,860,578	$4,641,758	$4,835,231
Term loan and senior unsecured notes	2,127,206	2,124,397	1,739,330	1,737,869	1,735,205
Revolving credit facility	—	—	220,000	340,000	40,000
Accrued interest and other liabilities	128,730	112,852	114,622	75,607	77,497
Accounts payable and accrued expenses	164,215	140,346	145,889	167,719	138,029
Deferred revenue	223,394	259,929	263,261	293,393	296,930
Capitalized lease obligations	20,635	20,541	47,671	47,492	47,240
Deferred land lease payable	1,044	958	22,185	21,066	19,948
Dividends and distributions payable	53,193	52,471	52,255	34,749	34,740
Security deposits	65,166	65,077	61,308	54,824	53,604
Liabilities related to assets held for sale	193,375	49,704	—	—	11,894
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	9,016,134	7,897,297	7,627,099	7,514,477	7,390,318

Noncontrolling interest in operating partnership (3,500 units outstanding) at 6/30/14	379,805	298,858	265,476	248,046	243,925

Preferred Units	49,550	49,550	49,550	49,550	49,550

Equity
SL Green Realty Corp. Stockholders’ Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $.01 par value, 160,000 shares authorized, 99,188 issued and outstanding at 6/30/14	993	990	986	959	955
Additional paid—in capital	5,085,965	5,049,507	5,015,904	4,757,778	4,716,012
Treasury stock (3,601 shares) at 6/30/14	(320,152)	(320,076)	(317,356)	(316,989)	(316,768)
Accumulated other comprehensive loss	(6,196)	(14,872)	(15,211)	(19,249)	(18,622)
Retained earnings	1,797,580	1,688,211	1,619,150	1,636,584	1,631,287
Total SL Green Realty Corp. stockholders’ equity	6,780,122	6,625,692	6,525,405	6,281,015	6,234,796

Noncontrolling interest in other partnerships	492,125	491,892	491,471	488,079	488,418

Total equity	7,272,247	7,117,584	7,016,876	6,769,094	6,723,214

Total Liabilities and Equity	$16,717,736	$15,363,289	$14,959,001	$14,581,167	$14,407,007

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2014	2013	2014	2014	2013
Revenues
Rental revenue, net	$285,234	$262,743	$266,523	$551,755	$518,560
Escalation and reimbursement revenues	39,529	38,747	40,383	79,912	78,551
Investment income	39,714	46,731	54,084	93,798	99,439
Other income	22,750	5,723	14,580	37,331	11,015
Total Revenues, net	387,227	353,944	375,570	762,796	707,565

Equity in net income (loss) from unconsolidated joint ventures	8,619	(3,761)	6,128	14,748	1,313
Gain (loss) on early extinguishment of debt	(1,028)	(10)	3	(1,025)	(18,523)

Expenses
Operating expenses	70,675	68,611	73,481	144,160	139,780
Ground rent	8,040	7,930	8,033	16,073	16,058
Real estate taxes	53,267	51,749	55,316	108,583	104,203
Transaction related costs, net of recoveries	1,697	1,706	2,474	4,171	3,085
Marketing, general and administrative	23,872	21,514	23,257	47,128	42,582
Total Operating Expenses	157,551	151,510	162,561	320,115	305,708

Operating Income	237,267	198,663	219,140	456,404	384,647

Interest expense, net of interest income	78,611	79,551	77,720	156,330	157,860
Amortization of deferred financing costs	5,500	4,229	3,858	9,357	8,681
Depreciation and amortization	94,838	81,577	89,379	184,217	160,200
(Gain) Loss on equity investment in marketable securities	—	8	—	—	65

Income from Continuing Operations	58,318	33,298	48,183	106,500	57,841

Income (loss) from discontinued operations	4,389	5,988	3,789	8,178	10,669
Gain (loss) on sale of discontinued operations	114,735	—	—	114,735	1,113
Equity in net gain (loss) on sale of joint venture interest / real estate	1,444	(3,583)	104,640	106,084	(3,583)
Purchase price fair value adjustment	71,446	(2,305)	—	71,446	(2,305)
Depreciable real estate reserves, net of recoveries	—	(2,150)	—	—	(2,150)
Net Income	250,332	31,248	156,612	406,943	61,585

Net income attributable to noncontrolling interests	(10,488)	(3,248)	(6,219)	(16,707)	(6,704)
Dividends on preferred units	(565)	(565)	(565)	(1,130)	(1,130)

Net Income (Loss) Attributable to SL Green Realty Corp	239,279	27,435	149,828	389,106	53,751

Preferred stock redemption costs	—	(12,160)	—	—	(12,160)
Dividends on perpetual preferred shares	(3,738)	(6,999)	(3,738)	(7,475)	(14,406)

Net Income (Loss) Attributable to Common Stockholders	$235,541	$8,276	$146,090	$381,631	$27,185

Earnings per Share
Net income (loss) per share (basic)	$2.47	$0.09	$1.54	$4.01	$0.30
Net income (loss) per share (diluted)	$2.46	$0.09	$1.53	$3.99	$0.30

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

		Three Months Ended		Three Months Ended	Six Months Ended
		June 30,	June 30,	March 31,	June 30,	June 30,
		2014	2013	2014	2014	2013
Funds from Operations
Net Income Attributable to Common Stockholders		$235,541	$8,276	$146,090	$381,631	$27,185

Add:	Depreciation and amortization	94,838	81,577	89,379	184,217	160,200
	Discontinued operations depreciation adjustments	—	2,060	433	433	4,126
	Joint ventures depreciation and noncontrolling interests adjustments	8,161	17,620	12,987	21,148	25,149
	Net income attributable to noncontrolling interests	10,488	3,248	6,219	16,707	6,704
Less:	Gain (loss) on sale of discontinued operations	114,735	—	—	114,735	1,113
	Equity in net gain (loss) on sale of joint venture property / real estate	1,444	(3,583)	104,640	106,084	(3,583)
	Purchase price fair value adjustment	71,446	(2,305)	—	71,446	(2,305)
	Depreciable real estate reserves, net of recoveries	—	(2,150)	—	—	(2,150)
	Non-real estate depreciation and amortization	503	343	514	1,017	588
	Funds From Operations	$160,900	$120,476	$149,954	$310,854	$229,700

	Funds From Operations - Basic per Share	$1.63	$1.28	$1.53	$3.15	$2.44

	Funds From Operations - Diluted per Share	$1.62	$1.27	$1.52	$3.14	$2.43

Funds Available for Distribution
FFO		$160,900	$120,476	$149,954	310,854	229,700

Add:	Non real estate depreciation and amortization	503	343	514	1,017	588
	Amortization of deferred financing costs	5,500	4,229	3,858	9,357	8,681
	Non-cash deferred compensation	13,243	11,160	15,479	28,722	20,174
Less:	FAD adjustment for Joint Ventures	6,447	4,518	13,919	20,366	7,362
	FAD adjustment for discontinued operations	3,319	4,239	1,697	5,016	6,228
	Straight-line rental income and other non cash adjustments	14,736	12,487	13,930	28,666	25,106
	Second cycle tenant improvements	29,717	14,057	13,982	43,699	18,570
	Second cycle leasing commissions	1,985	7,806	3,198	5,183	9,617
	Revenue enhancing recurring CAPEX	5,949	666	2,289	8,238	825
	Non-revenue enhancing recurring CAPEX	9,077	6,254	4,375	13,452	8,512

Reported Funds Available for Distribution		$108,916	$86,181	$116,415	$225,330	$182,924
	Diluted per Share	$1.09	$0.91	$1.18	$2.27	$1.94

Add:	1515 Broadway - Viacom capital contribution	$11,683	$323	$3,479	$15,162	$323
	388-390 Greenwich - Citi capital contribution (at SLG share)	$—	$—	$7,656	$7,656	$—

Recurring Funds Available for Distribution		$120,599	$86,504	$127,550	$248,148	$183,247
	Diluted per Share	$1.21	$0.92	$1.29	$2.50	$1.94

First cycle tenant improvements		$8,717	$13,735	$4,923	$13,640	$17,399
First cycle leasing commissions		$1,244	$550	$467	$1,711	$638
Redevelopment Costs		$15,692	$6,048	$9,496	$25,188	$10,082

Payout Ratio of Funds from Operations		30.9%	25.9%	32.9%	31.9%	13.6%
Payout Ratio of Recurring Funds Available for Distribution		41.2%	36.1%	38.7%	39.9%	17.0%

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2013	$221,932	$986	$5,015,904	$(317,356)	$1,619,150	$491,471	$(15,211)	$7,016,876

Net Income attributable to SL Green					389,106	3,333		392,439
Preferred dividends					(7,475)			(7,475)
Cash distributions declared ($1.49 per common share)					(95,276)			(95,276)
Cash distributions to noncontrolling interests						(4,352)		(4,352)
Other comprehensive income - unrealized gain on derivative instruments							1,478	1,478
Other comprehensive income - SLG’s share of joint venture net unrealized gain on derivative instruments							5,835	5,835
Other comprehensive income - unrealized gain on marketable securities							1,702	1,702
Proceeds from stock options exercised		4	19,747					19,751
DRIP proceeds			26					26
Conversion of units of the Operating Partnership to common stock		2	23,064					23,066
Contributions to consolidated joint venture						1,673		1,673
Reallocation of noncontrolling interests in the Operating Partnership					(107,925)			(107,925)
Issuance of common stock		1	8,749					8,750
Deferred compensation plan and stock awards, net		—	1,406	(2,796)				(1,390)
Amortization of deferred compensation plan			17,069					17,069
Balance at June 30, 2014	$221,932	$993	$5,085,965	$(320,152)	$1,797,580	$492,125	$(6,196)	$7,272,247

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2013	94,993,284	2,902,317	—	97,895,601	—	97,895,601

YTD share activity	594,017	597,743	—	1,191,760		1,191,760
Share Count at June 30, 2014 - Basic	95,587,301	3,500,060	—	99,087,361	—	99,087,361

Weighting factor	(300,039)	(160,822)	501,128	40,267		40,267
Weighted Average Share Count at June 30, 2014 - Diluted	95,287,262	3,339,238	501,128	99,127,628	—	99,127,628

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	June 30, 2014		March 31, 2014		December 31, 2013
	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Land and land interests	$1,377,535	$629,243	$1,725,203	$799,779	$1,943,275	$898,652
Buildings and improvements	3,838,822	1,649,579	5,101,922	2,280,346	5,370,424	2,391,671
Building leasehold	9,626	4,813	6,252	3,126	8,222	5,556
Buildings & improvements under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	5,415,541	2,378,414	7,022,935	3,178,030	7,511,479	3,390,658
Less accumulated depreciation	(490,119)	(196,017)	(666,271)	(286,794)	(665,458)	(287,177)

Net real estate	4,925,422	2,182,397	6,356,664	2,891,236	6,846,021	3,103,481

Cash and cash equivalents	105,026	44,307	101,694	42,205	96,818	40,711
Restricted cash	91,798	36,162	93,197	38,459	119,695	50,651
Debt and preferred equity investments, net	99,487	99,487	—	—	—	—
Tenant and other receivables, net of $3,148 reserve at 6/30/14	39,141	16,079	38,323	15,417	33,823	13,711
Deferred rents receivable, net of reserve for tenant credit loss of $2,987 at 6/30/14	123,057	47,471	118,862	45,322	118,396	45,612
Deferred costs, net	141,257	56,785	182,357	77,308	176,615	73,751
Other assets	149,806	60,946	157,203	64,351	281,935	122,544

Total assets	$5,674,993	$2,543,634	$7,048,300	$3,174,298	$7,673,303	$3,450,461

Mortgage loans payable	$3,575,456	$1,412,618	$4,577,178	$1,916,123	$5,066,710	$2,134,677
Accrued interest and other liabilities	6,887	2,095	20,764	9,090	14,265	6,582
Accounts payable and accrued expenses	78,959	34,138	154,659	72,006	150,278	72,704
Deferred revenue	205,290	96,642	212,411	99,960	224,850	105,592
Capitalized lease obligations	179,310	89,655	178,709	89,354	178,119	89,060
Security deposits	15,307	7,381	14,327	6,873	19,059	8,902
Contributed Capital (1)	1,613,784	901,105	1,890,252	980,892	2,009,633	1,027,768

Total liabilities and equity	$5,674,993	$2,543,634	$7,048,300	$3,174,298	$7,673,303	$3,450,461

(1)   Contributed capital reflects our share of capital based on the fair value of partially sold or contributed properties, while the investment in unconsolidated joint venture balance reflected on the face of the balance sheet reflects the actual capital invested in the joint venture.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

			Three Months Ended
	Three Months Ended June 30, 2014		March 31, 2014	Three Months Ended June 30, 2013
	Total	SLG Interest	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$112,183	$47,953	$61,496	$133,241	$55,221
Escalation and reimbursement revenues	7,952	3,572	4,249	11,024	4,338
Other income	10,360	6,426	3,899	10,709	5,102
Total Revenues, net	$130,495	$57,951	$69,644	$154,974	$64,661

Expenses
Operating expenses	$18,362	$8,374	$11,970	$28,205	$11,800
Ground rent	2,632	1,316	972	658	—
Real estate taxes	15,406	6,753	7,382	16,958	7,047
Total Operating Expenses	$36,400	$16,443	$20,324	$45,821	$18,847

NOI	$94,095	$41,508	$49,320	$109,153	$45,814
Cash NOI	$84,405	$37,190	$44,462	$101,672	$42,622

Transaction related costs, net of recoveries	$(207)	$27	$73	$—	$15
Interest expense, net of interest income	44,728	15,427	18,703	56,561	19,846
Amortization of deferred financing costs	2,026	832	2,626	5,302	2,979
Depreciation and amortization	33,858	14,596	19,923	52,539	21,784

Loss on early extinguishment of debt	3,546	1,787	1,595	—	—

Net Income (Loss)	$10,144	$8,839	$6,400	$(5,249)	$1,190

Add: Real estate depreciation	33,840	14,587	19,913	52,536	21,783
FFO Contribution	$43,984	$23,426	$26,313	$47,287	$22,973

FAD Adjustments:
Add: Non real estate depreciation and amortization	$1,944	$790	$1,644	$5,305	$2,980
Less: Straight-line rental income and other non-cash adjustments	(8,873)	(3,901)	(5,642)	(8,730)	(3,808)
Less: Second cycle tenant improvement	(3,730)	(1,806)	(3,260)	(3,823)	(1,865)
Less: Second cycle leasing commissions	(2,324)	(1,064)	(6,201)	(3,366)	(1,428)
Less: Recurring CAPEX	(993)	(466)	(460)	(904)	(397)
FAD Adjustment	$(13,976)	$(6,447)	$(13,919)	$(11,518)	$(4,518)

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Six Months Ended June 30, 2014		Six Months Ended June 30, 2013
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$255,451	$109,449	$264,472	$108,598
Escalation and reimbursement revenues	17,782	7,821	22,306	8,764
Other income	18,400	10,325	19,427	9,175
Total Revenues, net	$291,633	$127,595	$306,205	$126,537

Expenses
Operating expenses	$45,045	$20,344	$56,816	$23,634
Ground rent	4,657	2,288	1,315	—
Real estate taxes	32,342	14,135	34,263	14,100
Total Operating Expenses	$82,044	$36,767	$92,394	$37,734

NOI	$209,589	$90,828	$213,811	$88,803
Cash NOI	$187,094	$81,652	$200,946	$83,900
	—	—
Transaction related costs, net of recoveries	$64	$100	$—	$15
Interest expense, net of interest income	97,064	34,130	112,968	39,388
Amortization of deferred financing costs	6,659	3,458	9,585	5,341
Depreciation and amortization	79,462	34,519	95,150	37,796

Loss on early extinguishment of debt	6,743	3,382	—	—

Net Income (Loss)	$19,597	$15,239	$(3,892)	$6,263
			—	—
Add: Real estate depreciation	79,427	34,500	95,142	37,794
FFO Contribution	$99,024	$49,739	$91,250	$44,057

FAD Adjustments:
Add: Non real estate depreciation and amortization	$5,605	$2,434	$9,593	$5,343
Less: Straight-line rental income and other non-cash adjustments	(23,271)	(9,543)	(15,264)	(6,094)
Less: Second cycle tenant improvement	(10,287)	(5,066)	(5,770)	(2,668)
Less: Second cycle leasing commissions	(14,670)	(7,265)	(7,431)	(3,227)
Less: Recurring CAPEX	(1,985)	(926)	(1,688)	(716)
FAD Adjustment	$(44,608)	$(20,366)	$(20,560)	$(7,362)

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited (Dollars in Thousands)

		Three Months Ended				Three Months Ended		Six Months Ended
		June 30,		June 30,		March 31,		June 30,		June 30,
		2014		2013		2014		2014		2013
	Property NOI

	Property operating NOI	$192,781		$173,200		$170,076		$362,857		$337,070
	NOI from discontinued operations	7,106		11,955		7,351		14,457		21,718
	Total property operating NOI - consolidated	199,887		185,155		177,427		377,314		358,788
	SLG share of property NOI from JVs	41,508		45,814		49,320		90,828		88,803
	NOI	$241,395		$230,969		$226,747		$468,142		$447,591

Less:	Free rent (net of amortization)	2,274		3,155		1,365		3,639		4,202
	Net FAS 141 adjustment	5,918		5,543		4,289		10,207		8,473
	Straightline revenue adjustment	16,953		16,556		16,507		33,460		31,976

Plus:	Allowance for S/L tenant credit loss	(1,031)		1,717		(1,226)		(2,257)		1,005
	Ground lease straight-line adjustment	1,324		159		2,005		3,329		2,069
	Cash NOI	$216,543		$207,591		$205,365		$421,908		$406,014

	Components of Consolidated Debt Service and Fixed Charges

	Interest expense	$81,318		$83,443		$80,840		$162,158		$164,778
	Fixed amortization principal payments	10,696		10,609		10,772		21,468		21,740
	Total Consolidated Debt Service	$92,014		$94,052		$91,612		$183,626		$186,518

	Payments under ground lease arrangements	$8,095		$8,490		$8,795		$16,890		$17,570
	Dividends on preferred units	565		565		565		1,130		1,130
	Dividends on perpetual preferred shares	3,738		6,999		3,738		7,475		14,406
	Total Consolidated Fixed Charges	$104,412		$110,106		$104,710		$209,121		$219,624

	Consolidated Interest Coverage Ratio	3.02	x	2.80	x	3.01	x	3.01	x	2.70	x
	Consolidated Debt Service Coverage Ratio	2.69	x	2.49	x	2.66	x	2.68	x	2.39	x
	Consolidated Fixed Charge Coverage Ratio	2.39	x	2.13	x	2.34	x	2.36	x	2.04	x

SELECTED FINANCIAL DATA 2014 Same Store - Consolidated Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2014	2013	%	2014	2014	2013	%
Revenues
	Rental revenue, net	$254,053	$249,071	2.0%	$244,552	$498,606	$494,423	0.8%
	Escalation & reimbursement revenues	35,830	33,998	5.4%	35,037	70,868	69,653	1.7%
	Other income	773	1,189	-35.0%	1,207	1,980	3,903	-49.3%
	Total Revenues	$290,656	$284,258	2.3%	$280,796	$571,454	$567,979	0.6%
Expenses
	Operating expenses	$60,408	$58,233	3.7%	$62,263	$122,671	$120,633	1.7%
	Ground rent	8,283	8,179	1.3%	8,283	16,566	16,556	0.1%
	Real estate taxes	47,872	46,492	3.0%	48,144	96,016	93,899	2.3%
	Transaction related costs, net of recoveries	18	5	0.0%	54	72	20	0.0%
		$116,581	$112,909	3.3%	$118,744	$235,325	$231,108	1.8%

	Operating Income	$174,075	$171,349	1.6%	$162,052	$336,129	$336,871	-0.2%

	Interest expense & amortization of financing costs	$55,887	$57,581	-2.9%	$55,862	$111,749	$114,434	-2.3%
	Depreciation & amortization	78,649	73,577	6.9%	74,074	152,724	144,930	5.4%

	Income before noncontrolling interest	$39,539	$40,191	-1.6%	$32,116	$71,656	$77,507	-7.5%
Plus:	Real estate depreciation & amortization	78,638	73,566	6.9%	74,063	152,701	144,908	5.4%

	FFO Contribution	$118,177	$113,757	3.9%	$106,179	$224,357	$222,415	0.9%

Less:	Non–building revenue	239	661	-63.8%	180	418	1,504	-72.2%

Plus:	Transaction related costs, net of recoveries	18	5	0.0%	54	72	20	0.0%
	Interest expense & amortization of financing costs	55,887	57,581	-2.9%	55,862	111,749	114,434	-2.3%
	Non-real estate depreciation	11	11	0.0%	11	23	22	4.5%
	NOI	$173,854	$170,693	1.9%	$161,926	$335,783	$335,387	0.1%

Cash Adjustments
Less:	Free rent (net of amortization)	2,591	1,399	85.2%	(330)	2,261	1,953	15.8%
	Straightline revenue adjustment	12,863	13,543	-5.0%	11,985	24,849	25,792	-3.7%
	Rental income - FAS 141	5,939	7,366	-19.4%	5,605	11,544	12,516	-7.8%
Plus:	Ground lease straight-line adjustment	400	221	81.0%	400	801	640	25.2%
	Allowance for S/L tenant credit loss	(4)	2,181	-100.2%	(1,083)	(1,087)	1,530	-171.0%
	Cash NOI	$152,857	$150,787	1.4%	$143,983	$296,843	$297,296	-0.2%

Operating Margins
	NOI to real estate revenue, net	59.86%	59.73%		57.93%	58.91%	59.05%
	Cash NOI to real estate revenue, net	52.63%	52.76%		51.51%	52.08%	52.34%

	NOI before ground rent/real estate revenue, net	62.72%	62.59%		60.89%	61.82%	61.96%
	Cash NOI before ground rent/real estate revenue, net	55.35%	55.55%		54.33%	54.85%	55.14%

SELECTED FINANCIAL DATA 2014 Same Store - Joint Venture Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2014	2013	%	2014	2014	2013	%
Revenues
	Rental revenue, net	$28,187	$24,384	15.6%	$28,319	$56,506	$47,268	19.5%
	Escalation & reimbursement revenues	2,244	1,998	12.3%	2,404	4,647	4,116	12.9%
	Other income	185	1,051	-82.4%	212	397	1,319	-69.9%
	Total Revenues	$30,616	$27,433	11.6%	$30,935	$61,550	$52,703	16.8%
Expenses
	Operating expenses	$5,529	$5,531	0.0%	$6,184	$11,713	$11,224	4.4%
	Ground rent	—	—	0.0%	—	—	—	0.0%
	Real estate taxes	4,397	3,946	11.4%	4,372	8,769	7,824	12.1%
	Transaction related costs, net of recoveries	(81)	—	0.0%	—	—	2	0.0%
		$9,845	$9,477	3.9%	$10,556	$20,482	$19,050	7.5%

	Operating Income	$20,771	$17,956	15.7%	$20,379	$41,068	$33,653	22.0%

	Interest expense & amortization of financing costs	$7,035	$7,076	-0.6%	$7,451	$14,487	$14,051	3.1%
	Depreciation & amortization	8,987	9,004	-0.2%	8,734	17,720	14,562	21.7%

	Income before noncontrolling interest	$4,749	$1,876	153.1%	$4,194	$8,861	$5,040	75.8%
Plus:	Real estate depreciation & amortization	8,979	9,003	-0.3%	8,726	17,704	14,560	21.6%

	FFO Contribution	$13,728	$10,879	26.2%	$12,920	$26,565	$19,600	35.5%

Less:	Non—building revenue	40	36	11.1%	42	81	206	-60.7%

Plus:	Transaction related costs, net of recoveries	(81)	—	0.0%	—	—	2	-100.0%
	Interest expense & amortization of financing costs	7,035	7,076	-0.6%	7,451	14,487	14,051	3.1%
	Non-real estate depreciation	8	1	0.0%	8	16	2	700.0%
	NOI	$20,650	$17,920	15.2%	$20,337	$40,987	$33,449	22.5%

Cash Adjustments
Less:	Free rent (net of amortization)	705	1,808	-61.0%	1,322	2,027	2,156	-6.0%
	Straightline revenue adjustment	1,653	1,251	32.1%	2,014	3,666	2,437	50.4%
	Rental income - FAS 141	307	885	-65.3%	379	686	1,244	-44.9%
Plus:	Ground lease straight-line adjustment	—	—	0.0%	—	—	—	0.0%
	Allowance for S/L tenant credit loss	(19)	353	-105.4%	81	63	168	-62.5%
	Cash NOI	$17,966	$14,329	25.4%	$16,703	$34,671	$27,780	24.8%

Operating Margins
	NOI to real estate revenue, net	67.54%	65.41%		65.83%	66.68%	63.72%
	Cash NOI to real estate revenue, net	58.76%	52.30%		54.07%	56.40%	52.92%

	NOI before ground rent/real estate revenue, net	67.54%	65.41%		65.83%	66.68%	63.72%
	Cash NOI before ground rent/real estate revenue, net	58.82%	51.01%		53.81%	56.30%	52.60%

SELECTED FINANCIAL DATA 2014 Same Store - Combined Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2014	2013	%	2014	2014	2013	%
Revenues
Rental revenue, net	$282,240	$273,455	3.2%	$272,871	$555,112	$541,691	2.5%
Escalation & reimbursement revenues	38,074	35,996	5.8%	37,441	75,515	73,769	2.4%
Other income	958	2,240	-57.2%	1,419	2,377	5,222	-54.5%
Total Revenues	$321,272	$311,691	3.1%	$311,731	$633,004	$620,682	2.0%
Expenses
Operating expenses	$65,937	$63,764	3.4%	$68,447	$134,384	$131,857	1.9%
Ground rent	8,283	8,179	1.3%	8,283	16,566	16,556	0.1%
Real estate taxes	52,269	50,438	3.6%	52,516	104,785	101,723	3.0%
Transaction related costs	(63)	5	0.0%	54	72	22	227.3%
	$126,426	$122,386	3.3%	$129,300	$255,807	$250,158	2.3%

Operating Income	$194,846	$189,305	2.9%	$182,431	$377,197	$370,524	1.8%

Interest expense & amortization of financing costs	$62,922	$64,657	-2.7%	$63,313	$126,236	$128,485	-1.8%
Depreciation & amortization	87,636	82,581	6.1%	82,808	170,444	159,492	6.9%

Income before noncontrolling interest	$44,288	$42,067	5.3%	$36,310	$80,517	$82,547	-2.5%
Plus: Real estate depreciation & amortization	87,617	82,569	6.1%	82,789	170,405	159,468	6.9%

FFO Contribution	$131,905	$124,636	5.8%	$119,099	$250,922	$242,015	3.7%

Less: Non—building revenue	279	697	-60.0%	222	499	1,710	-70.8%

Plus: Transaction related costs	(63)	5	—	54	72	22	227.3%
Interest expense & amortization of financing costs	62,922	64,657	-2.7%	63,313	126,236	128,485	-1.8%
Non-real estate depreciation	19	12	58.3%	19	39	24	62.5%
NOI	$194,504	$188,613	3.1%	$182,263	$376,770	$368,836	2.2%

Cash Adjustments
Less: Free rent (net of amortization)	3,296	3,207	2.8%	992	4,288	4,109	4.4%
Straightline revenue adjustment	14,516	14,794	-1.9%	13,999	28,515	28,229	1.0%
Rental income - FAS 141	6,246	8,251	-24.3%	5,984	12,230	13,760	-11.1%
Plus: Ground lease straight-line adjustment	400	221	81.0%	400	801	640	25.2%
Allowance for S/L tenant credit loss	(23)	2,534	-100.9%	(1,002)	(1,024)	1,698	-160.3%
Cash NOI	$170,823	$165,116	3.5%	$160,686	$331,514	$325,076	2.0%

Operating Margins
NOI to real estate revenue, net	60.52%	60.61%		58.43%	59.49%	59.53%
Cash NOI to real estate revenue, net	53.15%	53.06%		51.52%	52.35%	52.46%

NOI before ground rent/real estate revenue, net	63.10%	63.23%		61.09%	62.11%	62.20%
Cash NOI before ground rent/real estate revenue, net	55.74%	54.87%		54.49%	55.12%	54.86%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited (Dollars in Thousands)

	Principal		2014				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	6/30/2014	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
125 Park Avenue	$146,250	5.75%	$—	Oct-14		$146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	117,892	7.27%	5,981	Nov-15		109,537	—	Open
500 West Putnam Avenue	23,253	5.52%	561	Jan-16		22,376	—	Open
420 Lexington Avenue	181,612	7.15%	2,523	Sep-16		175,740	—	Open
1-6 Landmark Square	82,097	4.00%	1,640	Dec-16		77,936	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 West 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
762 Madison Avenue (swapped)	8,128	3.75%	166	Feb-17		7,679	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
388-390 Greenwich Street (swapped)	504,000	3.80%	—	Jun-18	(2)	504,000	Jun-21	Jun-15
1 Madison Avenue	576,653	5.91%	21,595	May-20		404,531	—	Open
100 Church Street	230,000	4.68%	1,388	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		441,594	—	Open
400 East 57th Street	69,503	4.13%	1,002	Feb-24		46,195	—	Open
400 East 58th Street	29,787	4.13%	429	Feb-24		19,798	—	Open
1515 Broadway	900,000	3.93%	—	Mar-25		737,436	—	Feb-15
	$4,376,825	5.08%	$35,285			$3,898,506
Secured fixed rate debt - other
Preferred Equity Investment	$50,000	8.00%	$—	Sep-19		$50,000	—	Open
	$50,000	8.00%	$—			$50,000
Unsecured fixed rate debt
Unsecured notes	$75,898	5.88%	$—	Aug-14		$75,898	—	Open
Unsecured notes	255,227	6.00%	—	Mar-16		255,308	—	Open
Convertible notes	303,354	3.00%	—	Oct-17		345,000	—	Open
Unsecured notes	249,712	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%	—	Jun-19	(3)	30,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(4)	7	—	Jun-15
Convertible notes	10,008	3.00%	—	Mar-27	(5)	10,008	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	Open
Series J Preferred Units	4,000	3.75%	—	Apr-51		4,000	—	Open
	$1,478,206	5.20%	$—			$1,520,221

Total Fixed Rate Debt/Wtd Avg	$5,905,031	5.13%	$35,285			$5,468,727
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 321 bps)	$—	3.37%	$—	Dec-14		$—	Dec-15	Open
180 Maiden Lane (LIBOR + 211.25 bps)	258,351	2.34%	8,691	Nov-16		238,581	—	Open
388-390 Greenwich Street (LIBOR + 175 bps)	946,000	1.91%	—	Jun-18		946,000	Jun-21	Jun-15
248-252 Bedford Avenue (LIBOR + 150 bps)	29,000	1.66%	—	Jun-19		28,317	—	Open
220 East 42nd St. (LIBOR + 160 bps)	275,000	1.76%	—	Oct-20		275,000	—	Open
	$1,508,351	1.95%	$8,691			$1,487,898
Unsecured floating rate debt
Revolving credit facility (LIBOR + 145 bps)	$—	1.61%	$—	Mar-17		$—	Mar-18	Open
Term loan (LIBOR + 140 bps)	753,000	1.56%	—	Jun-19		753,000	—	Open
	$753,000	1.56%	$—			$753,000

Total Floating Rate Debt/Wtd Avg	$2,261,351	1.82%	$8,691			$2,240,898

Total Debt/Wtd Avg - Consolidated	$8,166,382	4.22%	$43,976			$7,709,625

Total Debt/Wtd Avg - Joint Venture	$1,412,618	4.20%

Weighted Average Balance & Interest Rate including SLG’s share of JV Debt	$9,498,276	4.42%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Certain loans are subject to LIBOR floors.

(2) The interest rate swaps mature in December 2017.

(3) The interest rate swap matures in June 2016.

(4) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(5) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Principal Outstanding			2014			As-Of
	6/30/2014			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt
7 Renaissance	$1,461	$731	10.00%	$—	Dec-15	$731	—	Open
11 West 34th Street (swapped)	17,056	5,117	4.82%	90	Jan-16	4,977	—	Open
280 Park Avenue	703,520	347,972	6.57%	3,321	Jun-16	341,184	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17	109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17	33,176	—	Open
800 Third Avenue (swapped)	20,910	8,981	6.00%	—	Aug-17	8,981	—	Open
315 West 36th Street (swapped)	25,000	8,875	3.16%	—	Dec-17	8,670	—	Open
717 Fifth Avenue (mortgage)	300,000	32,750	4.45%	—	Jul-22	32,750	—	Aug-15
21 East 66th Street	12,000	3,874	3.60%	—	Apr-23	3,874	—	Open
717 Fifth Avenue (mezzanine)	309,074	33,741	9.00%	—	Jul-24	50,969	—	Open
Total Fixed Rate Debt/Wtd Avg	$1,892,771	$584,867	6.28%	$3,411		$594,962

Floating rate debt
180-182 Broadway (LIBOR + 275 bps)	89,551	22,836	2.91%	213	Dec-14	22,717	—	Open
Meadows (LIBOR + 575 bps)	67,350	33,675	7.75%	—	Sep-15	33,675	—	Open
3 Columbus Circle (LIBOR + 210 bps)	235,129	114,978	2.33%	4,008	Apr-16	107,998	—	Open
1552 Broadway (LIBOR + 400 bps)	175,904	87,952	4.16%	—	Apr-16	87,953	—	Open
Mezzanine Debt (LIBOR + 90 bps)	30,000	15,000	1.06%	—	Jun-16	15,000	—	Open
10 East 53rd Street (LIBOR + 250 bps)	125,000	68,750	2.66%	—	Feb-17	68,750	—	Open
724 Fifth Avenue (LIBOR + 242 bps)	275,000	137,500	2.58%	—	Apr-17	137,500	—	Open
33 Beekman (LIBOR + 275 bps)	34,141	15,671	2.91%	—	Aug-17	15,493	—	Open
600 Lexington Avenue (LIBOR + 200 bps)	118,689	65,279	2.23%	2,114	Oct-17	58,846	—	Open
521 Fifth Avenue (LIBOR + 220 bps)	170,000	85,850	2.36%	—	Nov-19	85,850	—	Open
100 Park Avenue (LIBOR + 175 bps)	360,000	179,640	1.91%	—	Feb-21	175,859	—	Feb-16
21 East 66th Street (T 12 mos + 275 bps)	1,921	620	2.88%	25	Jun-33	4	—	Open
Total Floating Rate Debt/Wtd Avg	$1,682,685	$827,751	2.72%	$6,360		$809,645

Total Joint Venture Debt/Wtd Avg	$3,575,456	$1,412,618	4.20%	$9,771		$1,404,607

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Certain loans are subject to LIBOR floors.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	49.0	x	Less than 60%
Fixed Charge Coverage	2.21	x	Greater than 1.5x

Unsecured Notes Covenants
	Actual		Required
Total Debt / Total Assets	38.7%		Less than 60%
Secured Debt / Total Assets	18.1%		Less than 40%
Debt Service Coverage	3.1	x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	383.2%		Greater than 150%

Composition of Debt

Fixed Rate Debt
Consolidated	$5,905,031
SLG Share of JV	584,867
Total Fixed Rate Debt	$6,489,898	67.8%

Floating Rate Debt
Consolidated	$2,261,351
SLG Share of JV	827,751
	3,089,102
Debt & Preferred Equity Investments	(753,055)
Total Floating Rate Debt	$2,336,047	24.4%

Total Debt	$9,579,000

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited (Dollars in Thousands)

Consolidated

	Principal		2014				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	6/30/2014	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	$500,000	5.12%	$—	Jun-23		$441,594	—	Open
	$500,000	5.12%	$—			$441,594

Secured fixed rate debt - Other
Preferred Equity Investment	$50,000	8.00%	$—	Sep-19		$50,000	—	Open
	$50,000	8.00%	$—			$50,000

Unsecured fixed rate debt
Unsecured notes	$75,898	5.88%	$—	Aug-14		$75,898	—	Open
Unsecured notes	255,227	6.00%	—	Mar-16		255,308	—	Open
Unsecured notes	249,712	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)	30,000	3.70%	—	Jun-19	(2)	30,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(3)	7	—	Jun-15
	$1,060,844	5.82%	$—			$1,061,213

Total Fixed Rate Debt/Wtd Avg	$1,610,844	5.67%	$—			$1,552,807

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (LIBOR + 145 bps)	$—	1.61%	$—	Mar-17		$—	Mar-18	Open
Term loan (LIBOR + 140 bps)	753,000	1.56%	—	Jun-19		753,000	—	Open
Total Floating Rate Debt/Wtd Avg	$753,000	1.56%	$—			$753,000		Open

Total Debt/Wtd Avg - Consolidated	$2,363,844	4.36%	$—			$2,305,807

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Certain loans are subject to LIBOR floors.

(2) The interest rate swap matures in June 2016.

(3) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	49.2%		Less than 60%
Fixed Charge Coverage	2.87	x	Greater than 1.5x
Secured Debt / Total Assets	9.7%		Less than 40%
Unsecured Debt / Unencumbered Assets	51.6%		Less than 60%

SUMMARY OF GROUND LEASE ARRANGEMENTS (Dollars in Thousands)

					Deferred
	2014 Scheduled	2015 Scheduled	2016 Scheduled	2017 Scheduled	Land Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	363	2027	(3)
711 Third Avenue	5,250	5,250	5,354	5,500	681	2033	(4)
752 Madison Avenue/19-21 East 65th Street	212	212	212	212	—	2037	(5)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	10,899	—	2050	(6)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	105	105	122	209	—	2111

Total	$30,703	$30,703	$30,824	$31,057	$1,044

Capitalized Leases
1080 Amsterdam Avenue	$145	$145	$170	$291	$20,635	2111

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Lease
650 Fifth Avenue	$1,167	$1,167	$1,167	$1,167	$—	2062

Capitalized Lease
650 Fifth Avenue	$6,086	$6,086	$6,086	$6,086	$89,655	2062

(1) Per the balance sheet at June 30, 2014.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(5) Subject to a fair market value rent reset in 2015. The ground lease is subject to renewal at the Company’s option through 2087.

(6) Subject to two 15-year renewals at the Company’s option through 2080.

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands)

	Assets	Weighted Average	Weighted Average	Current
	Outstanding	Assets During Quarter	Yield During Quarter	Yield(2)

3/31/2013	$1,431,731	$1,348,664	10.61%	11.17%

Debt originations/accretion(1)	86,132
Preferred Equity originations/accretion	6,926
Redemptions/Sales/Syndications/Amortization	(297,368)
6/30/2013	$1,227,421	$1,323,266	10.96%	10.93%

Debt originations/accretion(1)	187,050
Preferred Equity originations/accretion	6,621
Redemptions/Sales/Syndications/Amortization	(105,541)
9/30/2013	$1,315,551	$1,304,561	11.20%	11.19%

Debt originations/accretion(1)	87,412
Preferred Equity originations/accretion	11,031
Redemptions/Sales/Syndications/Amortization	(109,155)
12/31/2013	$1,304,839	$1,304,034	11.27%	11.31%

Debt originations/accretion(1)	142,394
Preferred Equity originations/accretion	44,109
Redemptions/Sales/Syndications/Amortization	2,383
3/31/2014	$1,493,725	$1,359,250	10.63%	10.42%

Debt originations/accretion(1)	232,217
Preferred Equity originations/accretion	3,986
Redemptions/Sales/Syndications/Amortization(3)	(182,120)
6/30/2014	$1,547,808	$1,416,582	10.63%	10.47%

(1) Accretion includes original issue discounts and/or compounding investment income.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3) Reflects the reclassification of a $99.5 million debt and preferred equity investment originated during the first quarter of 2014 to investment in unconsolidated joint ventures.

DEBT AND PREFERRED EQUITY INVESTMENTS (Dollars in Thousands)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance(1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield(2)

New York City

Senior Mortgage Debt	$84,804	$—	$341	6.74%	7.25%

Junior Mortgage Participation	227,762	2,537,409	$1,178	10.14%	10.14%

Mezzanine Debt	883,107	4,419,813	$938	11.36%	11.16%

Preferred Equity	352,136	1,521,260	$448	9.77%	9.75%

Balance as of 6/30/14	$1,547,808	$8,478,482	$826	10.63%	10.47%

(1)         Approximately 46.3% of our investments are indexed to LIBOR.

(2)         Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3)         The weighted average maturity of the outstanding balance is 1.77 years.  Approximately 54.8% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

DEBT AND PREFERRED EQUITY INVESTMENTS 10 Largest Investments (Dollars in Thousands)

	Book Value(1)		Senior		Current
Investment Type	6/30/14	Location	Financing	Last $ PSF	Yield(2)

Preferred Equity	$222,992	New York City	$926,260	$546	9.04%

Jr. Mortgage Participation and Mezzanine	131,987	New York City	330,000	$284	9.57%

Preferred Equity	119,197	New York City	525,000	$279	11.17%

Mortgage and Mezzanine	108,981	New York City	—	$373	7.33%

Jr. Mortgage Participation and Mezzanine	95,329	New York City	1,109,000	$1,163	10.02%

Mezzanine Loan	73,326	New York City	775,000	$1,081	18.47%

Mezzanine Loan	71,430	New York City	165,000	$1,983	9.89%

Jr. Mortgage Participation and Mezzanine	69,480	New York City	205,000	$396	11.28%

Mezzanine Loan	65,578	N/A(3)	—	$—	10.99%

Mezzanine Loan	59,974	New York City	180,000	$352	9.82%

Total	$1,018,274		$4,215,260		10.33%

(1)         Net of unamortized fees and discounts.

(2)         Calculated based on interest, fees and amortized discounts recognized in the last month of the quarter.

(3)         The loan is collateralized by defeasance securities.

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-14		Mar-14	Dec-13	Sep-13	Jun-13	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	4	98.7		98.7	98.7	85.7	81.8	37,455,684	4	3	18
110 East 42nd Street	Grand Central	Fee Interest	1	215,400	1	83.2		83.6	86.5	86.5	85.8	8,500,692	1	1	22
120 West 45th Street	Midtown	Fee Interest	1	440,000	2	93.3		92.6	85.2	81.0	78.2	23,496,732	2	2	39
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	70.8		82.2	82.0	87.8	83.2	28,331,436	3	2	21
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	91.5		91.5	91.5	91.1	93.7	46,665,360	5	4	31
304 Park Avenue South	Midtown South	Fee Interest	1	215,000	1	90.5		100.0	98.8	95.3	93.6	11,533,344	1	1	13
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	95.0		85.5	85.8	84.1	90.2	67,652,028	7	6	214
461 Fifth Avenue (1)	Midtown	Leasehold Interest	1	200,000	1	96.5		99.3	99.4	99.4	99.4	16,217,664	2	1	13
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	100.0		100.0	100.0	100.0	100.0	55,388,280	5	5	24
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.9		99.9	99.9	99.1	99.8	35,624,436	4	3	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	79.0		79.0	77.8	85.0	85.0	13,729,260	1	1	12
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	92.1		92.1	92.1	92.3	92.1	46,418,520	5	4	20
641 Sixth Avenue	Midtown South	Fee Interest	1	163,000	1	92.1		92.1	92.1	92.1	92.1	8,470,572	1	1	7
711 Third Avenue (2)	Grand Central North	Leasehold Interest	1	524,000	2	80.6		71.9	88.4	88.4	88.4	24,575,016	2	2	17
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	96.4		96.4	95.8	96.8	96.8	41,982,276	4	4	26
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	3	84.2		85.1	92.0	91.5	91.0	36,364,440	4	3	42
919 Third Avenue (3)	Grand Central North	Fee Interest	1	1,454,000	5	90.3		90.3	90.3	96.9	96.9	81,944,748		4	11
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	99.9		99.9	95.2	95.2	95.2	85,127,796	8	7	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	95.7		95.7	99.5	98.1	95.3	36,970,968	4	3	34
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0		100.0	100.0	100.0	100.0	112,601,112	11	10	12
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	100.0		100.0	100.0	100.0	100.0	68,490,264	7	6	2

Subtotal / Weighted Average			21	15,794,045	57%	94.1%		93.7%	94.2%	93.8%	93.8%	$887,540,628	80%	73%	608

“Non Same Store”
388 & 390 Greenwich Street	Downtown	Fee Interest	2	2,635,000	10	100.0		100.0	100.0	100.0	100.0	111,016,908	11	10	1

Subtotal / Weighted Average			2	2,635,000	10%	100.0%		100.0%	100.0%	100.0%	100.0%	$111,016,908	11%	10%	1

Total / Weighted Average Consolidated Properties			23	18,429,045	67%	94.9%		94.6%	95.0%	94.7%	94.7%	$998,557,536	91%	82%	609

UNCONSOLIDATED PROPERTIES
“Same Store”
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	530,981	2	73.8		73.2	70.7	70.3	65.5	32,450,412		1	22
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	96.5		96.5	95.1	94.6	94.6	57,047,568		2	38
315 West 36th Street - 35.5%	Times Square South	Fee Interest	1	147,619	1	99.2		99.2	99.2	99.2	99.2	4,089,204		0	6
521 Fifth Avenue - 50.5%	Grand Central	Fee Interest	1	460,000	2	95.6		95.4	94.4	94.5	90.6	26,350,056		1	43
600 Lexington Avenue - 55%	East Side	Fee Interest	1	303,515	1	75.7		75.7	75.5	69.2	66.7	17,035,884		1	29
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	93.5		93.5	95.4	95.4	87.9	29,346,588		1	39
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	40,130,292		1	1

Total / Weighted Average Unconsolidated Properties			7	3,476,115	13%	91.4%		91.3%	90.7%	90.0%	87.4%	$206,450,004		8%	178

Manhattan Grand Total / Weighted Average			30	21,905,160	80%	94.4%		94.1%	94.3%	94.0%	93.6%	$1,205,007,540			787
Manhattan Grand Total - SLG share of Annualized Rent												$1,052,475,219		91%
Manhattan Same Store Occupancy % - Combined				19,270,160	88%	93.6	%(4)	93.3%	93.5%	93.1%	92.7%

Portfolio Grand Total			61	27,492,660	100%	91.8%		91.4%	91.5%	91.0%	90.7%	$1,342,959,054			1,233
Portfolio Grand Total - SLG Share of Annualized Rent												$1,162,395,327		100%

(1) SL Green holds an option to acquire the fee interest.

(2) SL Green owns 50% of the fee interest.

(3) SL Green holds a 51% interest in this consolidated joint venture asset.

(4) Manhattan same-store occupancy, inclusive of 275,657 square feet of leases signed but not yet commenced, is 94.9% as of June 30, 2014, as compared to 94.9% as of March 31, 2014.

SELECTED PROPERTY DATA Suburban Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-14		Mar-14	Dec-13	Sep-13	Jun-13	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store” Westchester, New York
1100 King Street - 1 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	74.8		74.8	74.8	74.8	74.9	1,749,528	0	0	2
1100 King Street - 2 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	47.9		47.9	47.0	47.0	47.0	1,376,976	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	57.2		57.2	57.2	57.2	55.7	1,734,300	0	0	3
1100 King Street - 4 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	84.6		83.9	83.9	69.6	68.1	1,941,084	0	0	9
1100 King Street - 5 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	92.0		81.8	82.6	80.5	80.5	1,809,276	0	0	7
1100 King Street - 6 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	50.8		50.8	88.0	88.0	88.0	1,529,424	0	0	3
520 White Plains Road	Tarrytown, New York	Fee Interest	1	180,000	1	57.5		55.8	57.8	57.8	75.4	2,774,328	0	0	9
115-117 Stevens Avenue	Valhalla, New York	Fee Interest	1	178,000	1	74.8		74.8	73.4	73.4	70.9	2,705,518	0	0	10
100 Summit Lake Drive	Valhalla, New York	Fee Interest	1	250,000	1	70.7		70.7	70.7	70.7	70.7	4,343,580	0	0	10
200 Summit Lake Drive	Valhalla, New York	Fee Interest	1	245,000	1	80.2		80.2	80.2	80.2	69.3	4,605,252	0	0	8
500 Summit Lake Drive	Valhalla, New York	Fee Interest	1	228,000	1	96.5		90.3	90.3	90.3	90.3	4,881,120	0	0	6
140 Grand Street	White Plains, New York	Fee Interest	1	130,100	0	95.7		93.6	93.6	89.5	89.5	4,042,152	0	0	13
360 Hamilton Avenue	White Plains, New York	Fee Interest	1	384,000	1	90.2		90.2	89.3	89.0	89.0	12,567,216	1	1	18
Westchester, New York Subtotal/Weighted Average			13	2,135,100	9%	78.1%		76.7%	78.1%	77.2%	77.1%	$46,059,754	5%	4%	101

“Same Store” Connecticut
1 Landmark Square	Stamford, Connecticut	Fee Interest	1	312,000	1	95.9		95.1	93.8	92.8	95.4	9,131,940	1	1	61
2 Landmark Square	Stamford, Connecticut	Fee Interest	1	46,000	0	57.3		57.3	54.9	57.3	64.1	650,724	0	0	7
3 Landmark Square	Stamford, Connecticut	Fee Interest	1	130,000	0	55.1		55.1	55.1	50.1	64.9	2,053,428	0	0	16
4 Landmark Square	Stamford, Connecticut	Fee Interest	1	105,000	0	87.6		87.6	84.9	84.9	84.9	2,782,536	0	0	12
5 Landmark Square	Stamford, Connecticut	Fee Interest	1	61,000	0	98.8		98.7	99.0	99.0	99.3	963,024	0	0	9
6 Landmark Square	Stamford, Connecticut	Fee Interest	1	172,000	1	83.6		83.4	83.4	83.4	83.4	3,734,808	0	0	5
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	0	76.9		76.9	76.9	76.9	76.9	325,320	0	0	1
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	77.7		77.7	77.7	76.5	76.5	4,473,924		0	9
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.3		93.3	93.3	93.6	93.6	6,423,684		0	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	90.6		89.7	87.7	86.7	86.0	6,231,216	1	1	22
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	1	72.2		75.7	65.3	65.3	63.5	3,377,376	0	0	21
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	53.8		57.0	57.0	57.0	55.1	2,993,472	0	0	10
Connecticut Subtotal/Weighted Average			12	1,634,700	5%	81.8%		82.1%	80.5%	79.8%	81.3%	$43,141,452	3%	3%	181

“Same Store” New Jersey
125 Chubb Way	Lyndhurst, New Jersey	Fee Interest	1	278,000	1	61.1		61.1	59.4	58.3	57.1	3,851,880	0	0	5
New Jersey Subtotal/Weighted Average			1	278,000	1%	61.1%		61.1%	59.4%	58.3%	57.1%	$3,851,880	0%	0%	5

“Non Same Store” Brooklyn, New York
16 Court Street	Brooklyn, New York	Fee Interest	1	317,600	1	93.8		90.3	87.2	88.4	84.9	11,336,408	1	1	65
Brooklyn, New York Subtotal/Weighted Average			1	317,600	1%	93.8%		90.3%	87.2%	88.4%	84.9%	$11,336,408	1%	1%	65

Total / Weighted Average Consolidated Properties			27	4,365,400	16%	79.6%		78.7%	78.5%	77.8%	77.9%	$104,389,494	9%	9%	352

UNCONSOLIDATED PROPERTIES
“Same Store”
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	87.9		87.1	84.2	80.5	78.4	13,687,884		1	58
Jericho Plaza - 20.26%	Jericho, New York	Fee Interest	2	640,000	2	90.5		90.5	89.9	89.6	89.6	19,874,136		0	36
Total / Weighted Average Unconsolidated Properties			4	1,222,100	4%	89.3%		88.9%	87.2%	85.3%	84.3%	$33,562,020		1%	94

Suburban Grand Total / Weighted Average			31	5,587,500	20%	81.7%		80.9%	80.4%	79.4%	79.3%	$137,951,514			446
Suburban Grand Total - SLG share of Annualized Rent												$109,920,108		9%
Suburban Same Store Occupancy % - Combined				5,269,900	94%	81.0	%(2)	80.4%	80.0%	78.9%	79.0%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

(2) Suburban same-store occupancy, inclusive of 98,370 square feet of leases signed but not yet commenced, is 82.8% as of June 30, 2014, as compared to 81.2% as of March 31, 2014..

SELECTED PROPERTY DATA Retail, Development / Redevelopment & Land Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants

“Same Store” Retail
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	2	100.0	100.0	100.0	100.0	100.0	2,123,688	1	15,482,405	1
19-21 East 65th Street - 80% (2)	Plaza District	Leasehold Interest	2	23,610	3	83.0	83.0	100.0	100.0	100.0	1,332,141	2	7,548,256	6
21 East 66th Street - 32.28%	Plaza District	Fee Interest	1	16,736	2	100.0	100.0	100.0	100.0	100.0	3,313,105	2	83,815,649	1
131-137 Spring Street	Soho	Fee Interest	2	68,342	8	92.0	92.0	100.0	100.0	100.0	4,400,311	8	133,453,977	11
180-182 Broadway - 25.5%	Cast Iron / Soho	Fee Interest	2	156,086	18	100.0	100.0	100.0	100.0	—	9,838,140	5	133,776,489	3
717 Fifth Avenue - 10.92%	Midtown/Plaza District	Fee Interest	1	119,550	14	89.4	89.4	89.4	89.4	89.4	35,059,308	7	279,966,857	7
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	7	76.7	76.7	76.6	84.6	84.8	20,501,412	19	225,088,732	7
752 Madison Avenue - 80% (2)	Plaza District	Leasehold Interest	1	21,124	2	100.0	100.0	100.0	100.0	100.0	3,903,744	6	7,140,833	1
762 Madison Avenue - 80% (2)	Plaza District	Fee Interest	1	6,109	1	100.0	76.7	82.6	82.6	82.6	1,659,564	2	16,702,208	5
Williamsburg Terrace	Brooklyn, New York	Fee Interest	1	52,000	6	100.0	100.0	100.0	100.0	100.0	1,555,788	3	16,357,696	3
Subtotal/Weighted Average			13	545,717	62%	93.2%	92.9%	94.7%	95.7%	67.1%	$83,687,201	55%	$919,333,101	45

“Non Same Store” Retail
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	1	270,132	31	100.0	100.0	100.0	N/A	N/A	14,858,218	27	212,810,659	10
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	57,718	7	67.5	67.5	—	—	—	18,996,396	18	244,814,606	2
Subtotal/Weighted Average			3	327,850	38%	94.3%	94.3%	82.4%	—	—	$33,854,614	45%	$457,625,265	12

Total / Weighted Average Retail Properties			16	873,567	100%	93.6%	93.4%	90.1%	86.5%	60.7%	$117,541,815	100%	$1,376,958,367	57

Development / Redevelopment
150 Grand Street	White Plains, New York	Fee Interest	1	85,000	2	36.1	36.1	31.5	31.5	31.5	795,732	1	17,603,119	18
7 Renaissance Square - 50%	White Plains, New York	Fee Interest	1	65,641	2	51.2	46.6	46.6	46.6	40.3	1,050,516	1	6,015,587	5
33 Beekman Street - 45.9%	Downtown	Fee Interest	1	—	—	—	—	—	—	—	—	—	62,799,870	—
180 Maiden Lane - 49.9% (2)	Financial East	Fee Interest	1	1,090,000	29	22.9	97.6	97.6	97.6	97.6	12,231,432	8	436,493,369	4
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	32	58.2	50.1	59.4	59.4	54.9	67,861,356	44	1,183,082,063	27
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	4	62.2	81.0	86.5	88.3	91.4	4,767,972	6	81,561,297	37
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	12	64.2	72.9	78.6	81.9	81.6	17,353,752	22	138,159,546	54
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	3	77.5	83.6	83.6	83.6	84.2	4,075,944	5	81,490,050	14
635 Sixth Avenue	Midtown South	Fee Interest	1	104,000	3	48.8	—	—	—	—	3,479,230	5	88,040,935	1
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	354,300	9	26.7	90.0	90.0	90.0	90.0	5,901,048	4	263,827,191	14
Fifth Avenue Retail Assemblage	Plaza District	Fee Interest	3	66,962	2	69.8	74.6	74.6	N/A	N/A	2,424,600	3	146,216,063	3
650 Fifth Avenue - 50%	Plaza District	Leasehold Interest	1	32,324	1	10.5	63.6	63.6	N/A	N/A	1,335,792	1	252,331,204	2
985-987 Third Avenue	Upper East Side	Fee Interest	2	13,678	0	—	—	—	—	—	—	—	32,356,152	—
1080 Amsterdam - 87.5% (2)	Upper West Side	Leasehold Interest	1	82,250	2	2.2	2.2	2.2	2.2	2.2	146,475	0	43,979,876	1

Total / Weighted Average Development / Redevelopment Properties			17	3,820,213	100	44.2%	69.8%	73.5%	74.1%	72.6%	$121,423,849	100%	$2,833,956,322	180

“Same Store” Land
2 Herald Square (1)	Herald Square/Penn Station	Fee Interest	1	354,400	37	100.0	100.0	100.0	100.0	100.0	11,819,531	42	229,336,692
885 Third Avenue (1)	Midtown/Plaza District	Fee Interest	1	607,000	63	100.0	100.0	100.0	100.0	100.0	16,652,406	58	329,943,115
Total / Weighted Average Land			2	961,400	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$28,471,937	100%	$559,279,807

Residential Properties

			# of	Useable		Occupancy (%)					Average Monthly	Annualized	Gross Total RE
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value
400 East 57th Street - 80% (2)	Upper East Side	Fee Interest	1	290,482	259	93.1	94.2	95.0	95.0	98.1	3,014	10,358,051	117,028,618
400 East 58th Street - 80% (2)	Upper East Side	Fee Interest	1	140,000	125	96.8	98.4	94.4	96.8	100.0	3,003	4,744,930	51,770,654
248-252 Bedford Avenue - 90% (2)	Brooklyn, New York	Fee Interest	1	66,611	77	84.4	87.7	85.7	67.9	20.2	4,588	3,578,818	45,232,159
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	1	222,855	333	91.0	93.7	92.5	N/A	N/A	3,685	13,397,570	175,565,721
Total / Weighted Average Residential Properties			4	719,948	794	91.9%	94.0%	92.9%	90.6%	84.6%	$3,446	$32,079,369	$389,597,152

(1) Subject to long-term, third party net operating leases.

(2) Consolidated joint venture assets.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
110 East 42nd Street	Grand Central	Fee Interest	215,400	2	83.2	83.6	86.5	86.5	85.8	8,500,692	2	2	22
304 Park Avenue South	Midtown South	Fee Interest	215,000	2	90.5	100.0	98.8	95.3	93.6	11,533,344	3	3	13
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	96.5	99.3	99.4	99.4	99.4	16,217,664	4	4	13
555 West 57th Street	Midtown West	Fee Interest	941,000	10	99.9	99.9	99.9	99.1	99.8	35,624,436	10	9	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	160,000	2	79.0	79.0	77.8	85.0	85.0	13,729,260	4	3	12
641 Sixth Avenue	Midtown South	Fee Interest	163,000	2	92.1	92.1	92.1	92.1	92.1	8,470,572	2	2	7
750 Third Avenue	Grand Central North	Fee Interest	780,000	8	96.4	96.4	95.8	96.8	96.8	41,982,276	12	10	26
810 Seventh Avenue	Times Square	Fee Interest	692,000	7	84.2	85.1	92.0	91.5	91.0	36,364,440	10	9	42
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	15	90.3	90.3	90.3	96.9	96.9	81,944,748		10	11
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	11	99.9	99.9	95.2	95.2	95.2	85,127,796	24	21	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	6	95.7	95.7	99.5	98.1	95.3	36,970,968	10	9	34
Total / Weighted Average Manhattan Consolidated Properties			6,444,400	67%	93.6%	94.1%	94.3%	95.7%	95.5%	$376,466,196	81%	82%	210

Grand Total / Weighted Average			6,444,400	67%	93.6%	94.1%	94.3%	95.7%	95.5%	$376,466,196	81%		210
Grand Total - SLG share of Annualized Rent										$336,313,269		82%

Suburban Properties - Reckson Portfolio

CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	74.8	74.8	74.8	74.8	74.9	1,749,528	0	0	2
1100 King Street - 2 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	47.9	47.9	47.0	47.0	47.0	1,376,976	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	57.2	57.2	57.2	57.2	55.7	1,734,300	0	0	3
1100 King Street - 4 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	84.6	83.9	83.9	69.6	68.1	1,941,084	1	0	9
1100 King Street - 5 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	92.0	81.8	82.6	80.5	80.5	1,809,276	1	0	7
1100 King Street - 6 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	50.8	50.8	88.0	88.0	88.0	1,529,424	0	0	3
520 White Plains Road	Tarrytown, New York	Fee Interest	180,000	2	57.5	55.8	57.8	57.8	75.4	2,774,328	1	1	9
115-117 Stevens Avenue	Valhalla, New York	Fee Interest	178,000	2	74.8	74.8	73.4	73.4	70.9	2,705,518	1	1	10
100 Summit Lake Drive	Valhalla, New York	Fee Interest	250,000	3	70.7	70.7	70.7	70.7	70.7	4,343,580	1	1	10
200 Summit Lake Drive	Valhalla, New York	Fee Interest	245,000	3	80.2	80.2	80.2	80.2	69.3	4,605,252	1	1	8
500 Summit Lake Drive	Valhalla, New York	Fee Interest	228,000	2	96.5	90.3	90.3	90.3	90.3	4,881,120	1	1	6
140 Grand Street	White Plains, New York	Fee Interest	130,100	1	95.7	93.6	93.6	89.5	89.5	4,042,152	1	1	13
360 Hamilton Avenue	White Plains, New York	Fee Interest	384,000	4	90.2	90.2	89.3	89.0	89.0	12,567,216	3	3	18
7 Landmark Square	Stamford, Connecticut	Fee Interest	36,800	0	76.9	76.9	76.9	76.9	76.9	325,320	0	0	1
680 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	133,000	1	77.7	77.7	77.7	76.5	76.5	4,473,924		1	9
750 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.3	93.3	93.3	93.6	93.6	6,423,684		1	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	182,000	2	90.6	89.7	87.7	86.7	86.0	6,231,216	2	2	22
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	1	72.2	75.7	65.3	65.3	63.5	3,377,376	1	1	21
Subtotal / Weighted Average			2,822,300	29%	79.6%	78.7%	79.1%	78.3%	78.0%	$66,891,274	15%	15%	162

“Non Same Store”
16 Court Street	Brooklyn, New York	Fee Interest	317,600	3	93.8	90.3	87.2	88.4	84.9	11,336,408	3	3	65
Subtotal / Weighted Average			317,600	3%	93.8%	90.3%	87.2%	88.4%	84.9%	$11,336,408	3%	3%	65

Total / Weighted Average Suburban Consolidated Properties			3,139,900	33%	81.0%	79.9%	79.9%	79.3%	78.7%	$78,227,682	19%	18%	227

Grand Total / Weighted Average			3,139,900	33%	81.0%	79.9%	79.9%	79.3%	78.7%	$78,227,682			227
Grand Total - SLG share of Annualized Rent										$72,887,854		18%

Reckson Portfolio Grand Total			9,584,300	100%	89.5%	89.4%	89.6%	90.3%	90.0%	$454,693,878			437
Portfolio Grand Total - SLG Share of Annualized Rent										$409,201,123	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

Retail & Development / Redevelopment Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Gross Total RE	Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Cash Rent ($’s)	Book Value	Tenants
Retail
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	270,132	100	100.0	100.0	100.0	N/A	N/A	14,858,218	212,810,659	10
Total Retail Properties			270,132	100%	100.0%	100.0%	100.0%	—	—	$14,858,218	$212,810,659	10

Development / Redevelopment
635 Sixth Avenue	Midtown South	Fee Interest	104,000	100	48.8	—	—	—	—	3,479,230	88,040,935	1
Total Development Properties			104,000	100%	48.8%	0.0%	0.0%	0.0%	0.0%	$3,479,230	$88,040,935	1

Residential Properties - Reckson Portfolio

			Useable		Occupancy (%)					Annualized	Average Monthly	Gross Total RE
Properties	SubMarket	Ownership	Sq. Feet	Total Units	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Cash Rent ($’s)	Rent Per Unit ($’s)	Book Value
315 West 33rd Street - The Olivia	Penn Station	Fee Interest	222,855	333	91.0	93.7	92.5	N/A	N/A	13,397,570	3,685	175,565,721
Total Residential Properties			222,855	333	91.0%	93.7%	92.5%	—	—	$13,397,570	$3,685	$175,565,721

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$131,952,403	(1)	$43.64	9.8%	$129,883,672	11.2%	A-
Viacom International, Inc.	1515 Broadway	2031	1,330,735	84,486,926		$63.49	6.3%	84,486,926	7.3%	BBB
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 1055 Washington	2019 & 2020	1,149,406	66,664,008		$58.00	5.0%	66,664,008	5.7%	A
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	40,130,286		$62.26	3.0%	12,946,030	1.1%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	41,967,407		$67.76	3.1%	21,403,378	1.8%
The City of New York	16 Court Street & 100 Church Street	2014, 2017 & 2034	541,787	17,561,187		$32.41	1.3%	17,561,187	1.5%	Aa2
Omnicom Group, Inc.	220 East 42nd Street	2017	493,560	20,630,778		$41.80	1.5%	20,630,778	1.8%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	339,381	23,247,720		$68.50	1.7%	23,247,720	2.0%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	15,273,243		$45.03	1.1%	15,273,243	1.3%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	294,660	12,262,054		$41.61	0.9%	12,262,054	1.1%	BBB
Metro-North Commuter Railroad Company	420 Lexington Avenue	2034	271,379	11,915,129		$43.91	0.9%	11,915,129	1.0%	Aa2
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	16,615,172		$63.13	1.2%	8,473,737	0.7%
HF Management Services LLC	100 Church Street & 521 Fifth Avenue	2015 & 2032	252,762	8,530,829		$33.75	0.6%	7,846,790	0.7%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,773,054		$25.34	0.4%	5,773,054	0.5%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2023 & 2030	227,622	8,359,394		$36.72	0.6%	8,359,394	0.7%	Aa2
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	11,093,850		$49.65	0.8%	5,538,050	0.5%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2014 & 2021	213,456	10,995,843		$51.51	0.8%	9,899,562	0.9%	AA
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	12,739,758		$70.16	0.9%	12,739,758	1.1%	BBB
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	172,502	4,929,140		$28.57	0.4%	4,929,140	0.4%	BBB+
United Nations	220 East 42nd Street	2017, 2021 & 2022	171,091	7,835,684		$45.80	0.6%	7,835,684	0.7%	A1
News America Incorporated	1185 Avenue of the Americas	2020	161,722	14,244,004		$88.08	1.1%	14,244,004	1.2%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	13,793,036		$86.24	1.0%	13,793,036	1.2%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,292	9,909,020		$62.21	0.7%	4,845,511	0.4%	BBB
Bloomingdales, Inc.	919 Third Avenue	2024	148,465	7,645,957		$51.50	0.6%	3,899,438	0.3%	BBB+
National Hockey League	1185 Avenue of the Americas	2022	148,217	12,551,527		$84.68	0.9%	12,551,527	1.1%
Banque National De Paris	919 Third Avenue	2016	145,834	9,535,977		$65.39	0.7%	4,863,348	0.4%	A+
Beth Israel Medical Center & The Mount Sinai Hospital	555 West 57th Street & 625 Madison Avenue	2016 & 2030	144,251	6,037,148		$41.85	0.4%	6,037,148	0.5%
Eisner Amper, LLP	750 Third Avenue	2020	141,546	9,336,807		$65.96	0.7%	9,336,807	0.8%
Amazon Corporate LLC	1185 Avenue of the Americas & 1350 Avenue of the Americas	2015, 2016, 2019 & 2023	136,112	9,469,216		$69.57	0.7%	9,469,216	0.8%	AA-
RSM McGladrey, Inc.	1185 Avenue of the Americas	2018	129,008	9,654,632		$74.84	0.7%	9,654,632	0.8%

Total			12,455,271	$655,141,190		$52.60	48.8%	$576,363,963	49.6%

Portfolio Grand Total			27,492,660	$1,342,959,054		$48.85		$1,162,395,327

(1)         Reflects the net rent as of June 30, 2014 of $42.14 PSF for the 388-390 Greenwich Street lease.

(2)         Corporate or bond rating.

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent

Leasing Activity - Manhattan Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 3/31/14			1,363,729

Less: Sold Vacancies	673 First Avenue		(3,653)

Less: Properties in redevelopment	180 Maiden Lane		(25,673)
	10 East 53rd Street		(35,450)

Space which became available during the Quarter (2):
Office
	110 East 42nd Street	2	3,323	3,386	$52.42
	120 West 45th Street	2	23,653	24,093	$57.27
	125 Park Avenue	1	73,333	73,333	$59.61
	304 Park Avenue South	2	20,394	20,789	$48.31
	420 Lexington Avenue	3	3,582	4,650	$49.08
	461 Fifth Avenue	1	5,771	6,097	$98.19
	521 Fifth Avenue	2	15,753	16,593	$55.31
	810 Seventh Avenue	1	11,703	11,600	$50.00
	Total/Weighted Average	14	157,512	160,541	$57.66

Storage
	125 Park Avenue	1	150	150	$27.50
	555 West 57th Street	1	129	129	$29.97
	Total/Weighted Average	2	279	279	$28.64

	Total Space which became available during the Quarter
	Office	14	157,512	160,541	$57.66
	Storage	2	279	279	$28.64
		16	157,791	160,820	$57.61

	Total Available Space		1,456,744

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,456,744

Office
	3 Columbus Circle	1	5.1	3,091	3,091	$76.00	$—	$82.00	1.0
	110 East 42nd Street	1	1.5	2,293	2,356	$49.62	$—	$14.96	—
	120 West 45th Street	3	3.3	27,073	27,729	$58.32	$57.16	$8.72	1.1
	125 Park Avenue	1	5.2	4,815	4,815	$61.00	$—	$4.00	2.0
	420 Lexington Avenue	11	19.1	116,952	146,830	$46.42	$50.42	$62.63	11.3
	521 Fifth Avenue	2	5.3	16,754	17,793	$62.91	$63.20	$28.03	4.0
	711 Third Avenue	1	15.5	45,575	49,731	$50.00	$—	$90.00	—
	810 Seventh Avenue	1	7.5	5,355	5,962	$60.00	$82.64	$65.00	5.0
	Total/Weighted Average	21	14.9	221,908	258,307	$50.49	$54.26	$58.49	7.0

Retail
	220 East 42nd Street	1	10.3	298	392	$91.84	$122.13	$—	4.0
	Total/Weighted Average	1	10.3	298	392	$91.84	$122.13	$—	4.0

Storage
	420 Lexington Avenue	1	5.1	47	97	$25.00	$28.26	$—	—
	Total/Weighted Average	1	5.1	47	97	$25.00	$28.26	$—	—

Leased Space
	Office (3)	21	14.9	221,908	258,307	$50.49	$54.26	$58.49	7.0
	Retail	1	10.3	298	392	$91.84	$122.13	$—	4.0
	Storage	1	5.1	47	97	$25.00	$28.26	$—	—
	Total	23	14.9	222,253	258,796	$50.55	$54.42	$58.38	7.0

Total Available Space as of 6/30/14				1,234,491

Early Renewals
Office
	110 East 42nd Street	2	3.5	17,324	17,901	$47.00	$44.40	$9.92	1.3
	420 Lexington Avenue	6	4.0	14,864	16,263	$65.73	$52.02	$—	0.6
	609 Fifth Avenue	1	0.5	695	746	$72.00	$71.71	$—	—
	625 Madison Avenue	1	10.0	3,500	3,500	$79.08	$81.29	$21.71	3.0
	810 Seventh Avenue	1	3.0	8,797	7,284	$53.00	$47.25	$—	1.0
	1350 Avenue of the Americas	2	12.6	10,812	10,937	$81.06	$61.68	$19.94	1.5
	Total/Weighted Average	13	5.7	55,992	56,631	$62.04	$52.93	$8.33	1.2

Retail
	1185 Avenue of the Americas	1	10.8	7,000	7,141	$85.00	$59.75	$7.00	—
	1350 Avenue of the Americas	1	15.0	4,517	4,532	$83.66	$44.58	$—	1.0
	Total/Weighted Average	2	12.4	11,517	11,673	$84.48	$53.86	$4.28	0.4

Renewals
	Early Renewals Office	13	5.7	55,992	56,631	$62.04	$52.93	$8.33	1.2
	Early Renewals Retail	2	12.4	11,517	11,673	$84.48	$53.86	$4.28	0.4
	Total	15	6.8	67,509	68,304	$65.87	$53.09	$7.64	1.0

(1)         Annual initial base rent.

(2)         Escalated rent is calculated as total annual income less electric charges.

(3)         Average starting office rent excluding new tenants replacing vacancies is $51.24/rsf for 151,354 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $54.18/rsf for 207,985 rentable SF.

Leasing Activity - Suburban Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 3/31/14			1,151,477

Space which became available during the Quarter (2):
Office
	140 Grand Street, White Plains, New York	1	2,265	2,265	$37.53
	1 Landmark Square, Stamford, Connecticut	3	14,009	14,141	$37.54
	1010 Washington Boulevard, Stamford, Connecticut	3	6,776	6,776	$29.42
	1055 Washington Boulevard, Stamford, Connecticut	1	1,140	1,140	$35.31
	500 West Putnam Avenue, Greenwich, Connecticut	1	3,935	3,935	$45.31
	The Meadows, Rutherford, New Jersey	6	12,482	12,568	$28.17
	16 Court Street, Brooklyn, New York	1	965	965	$43.07
	Total/Weighted Average	16	41,572	41,790	$34.21

Retail
	16 Court Street, Brooklyn, New York	1	700	700	$176.40
	Total/Weighted Average	1	700	700	$176.40

Storage
	1 Landmark Square, Stamford, Connecticut	2	300	875	$12.34
	Total/Weighted Average	2	300	875	$12.34

	Total Space which became available during the Quarter
	Office	16	41,572	41,790	$34.21
	Retail	1	700	700	$176.40
	Storage	2	300	875	$12.34
		19	42,572	43,365	$36.06

	Total Available Space		1,194,049

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,194,049

Office
	1100 King Street - 5 Int’l Drive, Rye Brook, New York	1	5.8	5,016	5,016	$25.00	$—	$37.87	4.0
	500 Summit Lake Drive, Valhalla, New York	1	5.4	728	728	$27.25	$—	$47.12	5.0
	140 Grand Street, White Plains, New York	1	0.7	2,265	2,265	$37.53	$37.53	$—	—
	1 Landmark Square, Stamford, Connecticut	4	8.5	16,718	16,850	$38.94	$37.41	$41.80	6.1
	5 Landmark Square, Stamford, Connecticut	1	1.4	100	100	$15.00	$—	$—	—
	1010 Washington Boulevard, Stamford, Connecticut	2	2.9	1,780	1,780	$23.75	$28.03	$6.48	1.3
	1055 Washington Boulevard, Stamford, Connecticut	1	2.1	1,140	1,140	$35.31	$35.31	$—	1.0
	The Meadows, Rutherford, New Jersey	6	5.1	17,418	17,399	$25.00	$25.43	$22.83	5.2
	16 Court Street, Brooklyn, New York	1	10.3	12,500	13,788	$30.25	$—	$35.00	—
	Total/Weighted Average	18	7.0	57,665	59,066	$30.85	$33.55	$30.81	3.7

Storage
	1 Landmark Square, Stamford, Connecticut	1	3.0	100	115	$15.00	$13.04	$—	—
	Total/Weighted Average	1	3.0	100	115	$15.00	$13.04	$—	—

Leased Space
	Office (3)	18	7.0	57,665	59,066	$30.85	$33.55	$30.81	3.7
	Storage	1	3.0	100	115	$15.00	$13.04	$—	—
	Total	19	7.0	57,765	59,181	$30.82	$33.46	$30.75	3.7

Total Available Space as of 6/30/14				1,136,284

Early Renewals
Office
	4 Landmark Square, Stamford, Connecticut	1	5.3	3,385	3,385	$33.00	$35.00	$5.00	4.0
	1010 Washington Boulevard, Stamford, Connecticut	1	5.0	2,866	2,866	$29.00	$29.00	$10.00	3.0
	16 Court Street, Brooklyn, New York	2	3.4	5,405	6,110	$36.59	$34.18	$—	—
	Total/Weighted Average	4	4.3	11,656	12,361	$33.85	$33.20	$3.69	1.8

Renewals
	Early Renewals Office	4	4.3	11,656	12,361	$33.85	$33.20	$3.69	1.8
	Total	4	4.3	11,656	12,361	$33.85	$33.20	$3.69	1.8

(1)  Annual initial base rent.

(2)  Escalated Rent is calculated as total annual income less electric charges.

(3)  Average starting office rent excluding new tenants replacing vacancies is $34.01/rsf for 26,201 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $33.96/rsf for 38,562 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties Office, Retail and Storage Leases

		Consolidated Properties						Joint Venture Properties
Year of Lease Expiration		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)

1st Quarter 2014 (1)		4	33,108	0.18%	$2,167,596	$65.47	$60.57	0	0	0.00%	$0	$0.00	$0.00
2nd Quarter 2014 (1)		3	75,995	0.42%	$4,484,832	$59.01	$64.82	1	5,596	0.17%	$437,208	$78.13	$70.00
3rd Quarter 2014		7	23,828	0.13%	$1,526,400	$64.06	$81.76	3	69,099	2.13%	$1,758,324	$25.45	$45.34
4th Quarter 2014		21	179,089	0.99%	$13,469,295	$75.21	$148.80	1	20,010	0.62%	$1,008,048	$50.38	$60.00

Total 2014		35	312,020	1.73%	$21,648,123	$69.38	$113.86	5	94,705	2.91%	$3,203,580	$33.83	$49.90

1st Quarter 2015		13	57,771	0.32%	$5,165,976	$89.42	$133.67	3	14,777	0.45%	$677,184	$45.83	$60.00
2nd Quarter 2015		19	109,766	0.61%	$6,516,888	$59.37	$66.22	8	59,743	1.84%	$3,794,592	$63.52	$65.43
3rd Quarter 2015		24	162,535	0.90%	$7,313,424	$45.00	$43.05	7	39,018	1.20%	$2,206,800	$56.56	$68.31
4th Quarter 2015		24	260,073	1.44%	$14,605,860	$56.16	$67.30	10	121,985	3.75%	$6,767,424	$55.48	$62.40

Total 2015		80	590,145	3.27%	$33,602,148	$56.94	$66.92	28	235,523	7.25%	$13,446,000	$57.09	$64.00

2016		83	928,355	5.15%	$57,288,900	$61.71	$73.31	20	181,145	5.58%	$10,457,088	$57.73	$66.13
2017		95	1,555,893	8.63%	$86,733,975	$55.75	$62.03	16	197,107	6.07%	$14,841,648	$75.30	$67.81
2018		66	683,462	3.79%	$50,894,184	$74.47	$97.36	23	457,598	14.08%	$31,675,252	$69.22	$66.88
2019		50	926,842	5.14%	$57,850,140	$62.42	$64.45	18	219,140	6.74%	$15,430,680	$70.41	$69.46
2020		41	2,352,172	13.05%	$138,196,440	$58.75	$66.68	12	265,793	8.18%	$13,744,500	$51.71	$63.65
2021		39	1,943,275	10.78%	$109,178,835	$56.18	$61.95	9	150,673	4.64%	$10,801,200	$71.69	$82.97
2022		32	824,483	4.57%	$48,279,288	$58.56	$75.32	10	134,334	4.13%	$7,798,632	$58.05	$64.45
2023		30	635,158	3.52%	$33,542,928	$52.81	$61.82	16	777,138	23.92%	$47,838,236	$61.56	$64.45
Thereafter		74	4,635,477	25.72%	$250,325,667	$54.00	$67.72	24	535,885	16.49%	$37,213,188	$69.44	$79.93
		625	15,387,282	85.38%	$887,540,628	$57.68	$68.78	181	3,249,041	100.00%	$206,450,004	$63.54	$68.32

	(4)	1	2,634,670	14.62%	$111,016,908
		626	18,021,952	100.00%	$998,557,536

(1)  Includes month to month holdover tenants that expired prior to June 30, 2014.

(2)  Tenants may have multiple leases.

(3)  Represents in place annualized rent allocated by year of maturity.

(4)  Citigroup’s net lease at 388-390 Greenwich Street which expires in 2035.

(5)  Management’s estimate of average asking rents for currently occupied space as of June 30, 2014. Taking rents are typically lower than asking rents and may vary from property to property.

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties Office, Retail and Storage Leases

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2014 (1)	15	46,602	1.43%	$1,673,961	$35.92	$34.61	6	18,156	1.74%	$673,380	$37.09	$28.24
2nd Quarter 2014 (1)	0	0	0.00%	$0	$0.00	$0.00	1	40,178	3.85%	$1,374,828	$34.22	$36.00
3rd Quarter 2014	10	49,342	1.51%	$1,790,292	$36.28	$37.20	6	26,796	2.57%	$736,860	$27.50	$26.00
4th Quarter 2014	12	95,241	2.92%	$3,292,176	$34.57	$33.34	5	111,652	10.69%	$4,159,284	$37.25	$35.37

Total 2014	37	191,185	5.87%	$6,756,429	$35.34	$34.64	18	196,782	18.85%	$6,944,352	$35.29	$33.56

1st Quarter 2015	7	34,556	1.06%	$1,245,732	$36.05	$37.26	3	25,492	2.44%	$812,616	$31.88	$29.67
2nd Quarter 2015	14	59,852	1.84%	$2,253,888	$37.66	$32.95	2	5,284	0.51%	$135,372	$25.62	$27.15
3rd Quarter 2015	12	111,895	3.43%	$4,136,784	$36.97	$37.35	5	45,435	4.35%	$1,482,120	$32.62	$32.02
4th Quarter 2015	17	102,047	3.13%	$2,835,552	$27.79	$30.10	6	18,205	1.74%	$568,692	$31.24	$26.00

Total 2015	50	308,350	9.46%	$10,471,956	$33.96	$34.09	16	94,416	9.04%	$2,998,800	$31.76	$29.95

2016	58	557,354	17.10%	$18,957,228	$34.01	$35.51	10	72,694	6.96%	$2,209,428	$30.39	$28.06
2017	42	201,551	6.18%	$7,981,920	$39.60	$39.51	10	91,939	8.81%	$3,040,380	$33.07	$34.79
2018	44	277,739	8.52%	$9,617,388	$34.63	$35.75	10	98,215	9.41%	$3,338,568	$33.99	$31.41
2019	36	524,715	16.10%	$14,545,860	$27.72	$29.71	13	93,474	8.95%	$2,852,988	$30.52	$30.02
2020	21	307,609	9.44%	$9,783,780	$31.81	$33.65	3	41,357	3.96%	$1,473,468	$35.63	$33.95
2021	16	224,484	6.89%	$5,968,896	$26.59	$28.28	4	83,592	8.01%	$2,939,244	$35.16	$35.61
2022	9	49,152	1.51%	$1,587,096	$32.29	$33.29	0	0	0.00%	$0	$0.00	$0.00
2023	18	209,305	6.42%	$6,764,292	$32.32	$32.81	3	69,296	6.64%	$2,233,728	$32.23	$35.24
Thereafter	20	407,994	12.52%	$11,954,649	$29.30	$31.20	7	202,243	19.37%	$5,531,064	$27.35	$26.00
	351	3,259,438	100.00%	$104,389,494	$32.03	$33.24	94	1,044,008	100.00%	$33,562,020	$32.15	$31.27

(1) Includes month to month holdover tenants that expired prior to June 30, 2014.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of June 30, 2014. Taking rents are typically lower than asking rents and may vary from property to property.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2014	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	95.0	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	80.6	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.9	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	96.5	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	64.2	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	91.5	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	96.5	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	96.4	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	92.1	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	95.6	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	79.0	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	93.5	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	92.8	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	77.5	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	98.7	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	75.7	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	70.8	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	95.6	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	83.2	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	58.2	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	22.9	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	62.2	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	26.7	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	90.5	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	92.1	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	99.2	$46,000,000
				879,919			$523,500,000
2014 Acquisition
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,585,000,000
				2,635,000			$1,585,000,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

2013 Sales
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	$220,250,000	$638

2014 Sales
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	$145,000,000	$344

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2014	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	85.3	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	78.1	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	90.5	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	72.2	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	53.8	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	93.8	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	36.1	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	87.9	$111,500,000
				5,880,500			$1,637,240,000
2013 Acquisition
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	93.8	$96,200,000
				317,600			$96,200,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000,000	$227

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	$20,767,307	$143
				815,000	$250,767,307

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343

2013 Sales
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	$13,500,000	$104

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment & Land

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2014	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	N/A	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	100.0	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	61.1	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	100.0	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	51.2	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	73.8	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	94.0	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	76.7	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	N/A	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	—	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	48.8	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	2.2	$—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	—	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	92.0	$122,300,000
				5,313,501			$1,625,563,924
2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	83.3	$54,900,000
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	10.5	$—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	95.9	$386,775,000
Nov-13	Fifth Avenue Retail Assemblage	Fee Interest	Plaza District	66,962	74.6	69.8	$146,221,990
				658,884			$587,896,990

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment & Land

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (3)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (4)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (5)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (6)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774
2013 Sales
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	$6,250,000	$730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	$111,925,000	$275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	$66,993,750	$222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	$45,400,000	$411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	$70,052,158	$4,491
				843,445	$300,620,908
2014 Sales
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	$114,947,844	$3,819
Mar-14	West Coast Office Portfolio	Fee Interest		3,654,315	$756,000,000	$207
May-14	747 Madison Avenue	Fee Interest	Plaza District	10,000	$160,000,000	$16,000
				3,694,415	$1,030,947,844

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

(3) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(4) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(5) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(6) The joint venture sold a 29% condominium interest in the property.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer & Treasurer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	David Toti	(212) 915-1219	dtoti@cantor.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Morgan Stanley	Vance H. Edelson	(212) 761-0078	vance.edelson@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Bank of America – Merrill Lynch	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner  during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).